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                                                                     Exhibit 10



                           STANDARD INDUSTRIAL LEASE
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1.       BASIC LEASE PROVISIONS.

         1.1    DATE:                                     May 16, 2000

         1.2    LANDLORD:                                 The Realty  Associates  Fund IV, L.P., a Delaware  limited partnership

         1.3    TENANT:                                   Jabil Circuit, Inc., a Delaware corporation

         1.4    PREMISES ADDRESS:                         6835 Via Del Oro, San Jose, California

         1.5    APPROXIMATE LEASABLE AREA
                OF PREMISES:                              99,576 square feet
                (in square feet)

         1.6    USE:                                      Sales, testing and assembly of electronic components and
                                                          associated office uses

         1.7    TERM:                                     Seven (7) years and two (2) months

         1.8    COMMENCEMENT DATE:                        July 1, 2000

         1.9    MONTHLY BASE RENT:                        Commencement Date through date that is 60 days after the
                                                          Commencement Date: No Base Rent or Operating Expenses
                                                          payable by Tenant
                                                          61 days after the Commencement Date through 14th full
                                                          calendar month: $124,470.00
                                                          15th month through 26th month: $129,448.80
                                                          27th month through 38th month: $134,626.75
                                                          39th month through 50th month: $140,011.82
                                                          51st month through 62nd month: $145,612.30
                                                          63rd month through 74th month: $151,436.79
                                                          75th month through 86th month: $157,494.26

         1.10   BASE RENT PAID UPON EXECUTION:            $124,470.00

                      APPLIED TO:                         Third full calendar month of Lease term
                      (insert month(s))

         1.11   SECURITY DEPOSIT:                         $157,494.26

         1.12   REAL ESTATE BROKER:

                      LANDLORD:                           Insignia/ESG, Inc.

                      TENANT:                             Grubb & Ellis

         1.13   EXHIBITS ATTACHED TO LEASE:               Exhibit A - "Premises;" Exhibit B - "Verification Letter;"
                                                          Exhibit C - "Form of HazMat"

         1.14   ADDRESSES FOR NOTICES:

                      LANDLORD:                           c/o TA Associates Realty
                                                          28 State Street, Tenth Floor
                                                          Boston, Massachusetts 02109
                                                          Attn:  Asset Manager

                      WITH A COPY TO:                     Insignia/ESG
                                                          160 West Santa Clara Street, Suite 1350
                                                          San Jose, California 95113
                                                          Attn:  Property Manager

                      TENANT:                             Jabil Circuit, Inc.
                                                          30 Great Oaks Boulevard
                                                          San Jose, California 95119
                                                          Attn:  General Manager
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2.       PREMISES.

         2.1 ACCEPTANCE. Landlord leases to Tenant, and Tenant leases from Landlord, the Premises (including all parking), to have and to hold for the term of this Lease, subject to the terms, covenants and conditions of this Lease. The Premises is depicted on Exhibit "A" attached hereto and contains one or more buildings (collectively, the "BUILDING") and the other areas depicted on Exhibit "A" as being part of the Premises. Tenant accepts the Premises in its condition as of the Commencement Date, subject to all applicable laws, ordinances, regulations, covenants, conditions, restrictions and easements, and except as set forth in Exhibit D and as may be otherwise expressly provided herein, Landlord shall not be obligated to make any repairs or alterations to the Premises. Tenant acknowledges that Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes.

3.       TERM.

         3.1 TERM AND COMMENCEMENT DATE. The term and Commencement Date of this Lease are as specified in sections 1.7 and 1.8. The Commencement Date set forth in section 1.8 is an estimated Commencement Date. Subject to the limitations contained in section 3.3 below, the actual Commencement Date shall be the date possession of the Premises is tendered to Tenant in accordance with section 3.4 below; provided, however, that the term of this Lease shall be computed




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from the first day of the calendar month following the Commencement Date. When the actual Commencement Date is established by Landlord, Tenant shall, within five (5) days after Landlord's request, complete and execute the letter attached hereto as Exhibit "B" and deliver it to Landlord. Tenant's failure to execute the letter attached hereto as Exhibit "B" within said five (5) day period shall be a material default hereunder and shall constitute Tenant's acknowledgment of the truth of the facts contained in the letter delivered by Landlord to Tenant.

         3.2 DELAY IN POSSESSION. Notwithstanding the estimated Commencement Date specified in section 1.8, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder; provided, however, in such a case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant under this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Tenant, as defined in section 3.4. If Landlord shall not have tendered possession of the Premises to Tenant within forty-five (45) days following the estimated Commencement Date specified in section 1.8, as the same may be adjusted in accordance with section 3.3 or in accordance with the terms of any work letter agreement entered into by Landlord and Tenant, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days after the expiration of the forty-five (45) day period, terminate this Lease. If Tenant terminates this Lease as provided in the preceding sentence, the parties shall be discharged from all obligations hereunder, except that Landlord shall return any money previously deposited with Landlord by Tenant; and provided further, that if such written notice by Tenant is not received by Landlord within said ten (10) day period, Tenant shall not have the right to terminate this Lease as provided above unless Landlord fails to tender possession of the Premises to Tenant within ninety (90) days following the estimated Commencement Date specified in section 1.8, as the same may be adjusted in accordance with section 3.3 or in accordance with the terms of any work letter agreement entered into by Landlord and Tenant. If Landlord is unable to deliver possession of the Premises to Tenant on the Commencement Date due to a Force Majeure Event, the Commencement Date shall be extended by the period of the delay caused by the Force Majeure Event. A "FORCE MAJEURE EVENT" shall mean fire, earthquake, weather delays or other acts of God, strikes, boycotts, war, riot, insurrection, embargoes, shortages of equipment, labor or materials, delays in issuance of governmental permits or approvals, or any other cause beyond the reasonable control of Landlord.

         3.3 DELAYS CAUSED BY TENANT. There shall be no abatement of rent, and the forty-five (45) day period and the ninety (90) day period specified in section 3.2 shall be deemed extended, to the extent of any delays caused by acts or omissions of Tenant, Tenant's agents, employees and contractors, or for Tenant delays as defined in any work letter agreement attached to this Lease, if any (hereinafter "TENANT DELAYS"). Tenant shall pay to Landlord an amount equal to one thirtieth (1/30th) of the Base Rent due for the first full calendar month of the Lease term for each day of Tenant Delay. For purposes of the foregoing calculation, the Base Rent payable for the first full calendar month of the term of this Lease shall not be reduced by any abated rent, conditionally waived rent, free rent or similar rental concessions, if any. Landlord and Tenant agree that the foregoing payment constitutes a fair and reasonable estimate of the damages Landlord will incur as the result of a Tenant Delay. Within thirty (30) days after Landlord tenders possession of the Premises to Tenant, Landlord shall notify Tenant of Landlord's reasonable estimate of the date Landlord could have delivered possession of the Premises to Tenant but for the Tenant Delays. After delivery of said notice, Tenant shall immediately pay to Landlord the amount described above for the period of Tenant Delay.

         3.4 TENDER OF POSSESSION. Possession of the Premises shall be deemed tendered to Tenant when Landlord's architect or agent has determined that (a) utilities are ready for use in the Premises, (b) Tenant has reasonable access to the Premises, and (c) Landlord has offered Tenant possession of the Premises.

         3.5 EARLY POSSESSION. If Tenant occupies the Premises prior to the Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Tenant shall pay Base Rent and all other charges provided for in this Lease during the period of such occupancy. Provided that Tenant does not interfere with or delay the completion by Landlord or its agents or contractors of the construction of any improvements, and provided Landlord has possession of the Premises, Tenant shall have the right to enter the Premises up to sixty (60) days prior to the anticipated Commencement Date for the purpose of installing furniture, trade fixtures, equipment, and similar items. Tenant shall be liable for any damages or delays caused by Tenant's activities at the Premises. Provided that Tenant has not begun operating its business from the Premises, and subject to all of the terms and conditions of the Lease, the foregoing activity shall not constitute the delivery of possession of the Premises to Tenant, and the Lease term shall not commence as a result of said activities. Prior to entering the Premises, Tenant shall obtain all insurance it is required to obtain by the Lease and shall provide certificates of said insurance to Landlord. Tenant shall coordinate such entry with Landlord's manager, and such entry shall be made in compliance with all terms and conditions of this Lease and the Rules and Regulations attached hereto.

4.       USE.

         4.1 PERMITTED USE. The Premises shall be used only for the purpose described in section 1.6 and for no other purpose. Landlord makes no representation or warranty that Tenant's use is permitted by applicable zoning laws or other laws and regulations. In no event shall any portion of the Premises be used for retail sales. Tenant shall not initiate, submit an application for, or otherwise request, any land use approvals or entitlements with respect to the Premises, without limitation, any variance, conditional use permit or rezoning, without first obtaining Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. Tenant shall not
(a) permit any animals or pets to be brought to or kept in the Premises, (b) install any antenna, dish or other device on the roof of the Building or outside of the Premises, (c) make any penetrations into the roof of the Building, (d) place loads upon floors, walls or ceilings in excess of the load such items were designed to carry, (e) place or store, nor permit any other person or entity to place or store, any property, equipment, materials, supplies or other items outside of the Premises is located or (f) change the exterior of the Premises or the Building.

         4.2 COMPLIANCE WITH LAWS. Tenant shall, at Tenant's sole expense, promptly comply with all applicable laws, ordinances, rules, regulations, orders, certificates of occupancy, conditional use or other permits, variances, covenants, conditions, restrictions, easements, the commercially reasonable recommendations of Landlord's engineers or other consultants, and requirements of any fire insurance underwriters, rating bureaus or government agencies, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises or the occupation and use by Tenant of the Premises. Tenant shall, at Tenant's sole expense, comply with all requirements of the Americans With Disabilities Act that relate to the Premises, and all federal, state and local laws and regulations governing occupational safety and health. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with or endanger Landlord or persons or property within the vicinity of the Premises. Tenant shall obtain, at its sole expense, any permit or other governmental authorization required to operate its business from the Premises.




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5.       RENT.

         5.1 BASE RENT. Tenant shall pay Base Rent in the amount set forth on the first page of this Lease. The first month's Base Rent, the Security Deposit shall be due and payable on the date this Lease is executed by Tenant, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off, monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant shall have no right at any time to abate, reduce, or set off any rent due hereunder except where expressly provided in this Lease.

         5.2 OPERATING EXPENSES. Tenant shall pay all expenses and disbursements of every kind which Landlord incurs, pays or becomes obligated to pay in connection with the ownership, operation, and maintenance of the Premises, including, but not limited to, the following:

                  (a) the commercially reasonable cost of all accounting fees, management fees, legal fees and consulting fees attributable to the operation, ownership, management, maintenance or repair of the Premises;

                  (b) payments made by Landlord under any easement, license, operating agreement, declaration, restrictive covenant or other agreement relating to the sharing of costs among property owners;

                  (c) commercially reasonable reserves created by Landlord, in Landlord's sole discretion, for future expenses relating to the Premises (e.g., parking lot replacement, roof replacement etc.); and

                  (d) the cost of all business licenses, permits or similar fees relating to the operation, ownership, repair or maintenance of the Premises Landlord is obligated to obtain.

Except as otherwise provided in this Lease, nothing set forth above shall be interpreted to obligate Landlord to perform any repair or to provide any maintenance to the Premises, and Landlord shall have the right to require Tenant to perform all repairs and maintenance to the Premises in accordance with the terms and conditions of this Lease. Operating Expenses shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, Landlord may, from time to time, estimate what Operating Expenses will be, and the same shall be payable by Tenant monthly during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. Operating Expense payments made by Tenant for reserves shall not be refunded to Tenant because the item being reserved for is not completed during the term of the Lease.

6. SECURITY DEPOSIT. Tenant shall deliver to Landlord at the time it executes this Lease the security deposit set forth in section 1.11 as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay Base Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use all or any portion of said deposit for the payment of any Base Rent or other charge due hereunder, to pay any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to its full amount. Landlord shall not be required to keep said security deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Landlord, shall be returned, without payment of interest or other amount for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said security deposit. Tenant acknowledges that the security deposit is not an advance payment of any kind or a measure of Landlord's damages in the event of Tenant's default.

7.       UTILITIES.

         7.1 PAYMENT. Tenant shall pay for all water, gas, electricity, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used at the Premises (collectively "SERVICES"), together with any taxes, penalties, surcharges or the like pertaining thereto. Tenant shall contract directly with all providers of Services. Tenant agrees to limit use of water and sewer for normal restroom use and nothing herein contained shall impose upon Landlord any duty to provide sewer or water usage for other than normal restroom usage.

         7.2 INTERRUPTIONS. Tenant shall be solely responsible for obtaining all Services, and Landlord shall have no liability to Tenant if Tenant is unable to obtain Services for any reason including, but not limited to, repairs, replacements or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, telephone service or other utility at the Premises, by any accident, casualty or event arising from any cause whatsoever, including the negligence of Landlord, its employees, agents and contractors, by act, negligence or default of Tenant or any other person or entity, or by any other cause, and such failures shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from the obligation of paying rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for loss of property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to Tenant's inability to obtain Services. Landlord may comply with voluntary controls or guidelines promulgated by any governmental entity relating to the use or conservation of energy, water, gas, light or electricity or the reduction of automobile or other emissions without creating any liability of Landlord to Tenant under this Lease.

         7.3 RAILROAD SPURS. If the Premises is served by a railroad spur, Tenant shall execute any agreement required by the railroad company serving the railroad spur, and such agreement shall be satisfactory to Landlord, in Landlord's sole discretion. Tenant shall pay the cost of maintaining the railroad spur, at Tenant's sole cost and expense.

8.       REAL AND PERSONAL PROPERTY TAXES.

         8.1 PAYMENT OF TAXES. Tenant shall pay to Landlord during the term of this Lease, in addition to Base Rent all "Real Property Taxes" (as defined below). Real Property Taxes shall be payable by Tenant within twenty
(20) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, Landlord may, from time to time, estimate what Real Property Taxes will be, and the same shall be payable by Tenant monthly during each calendar year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Tenant pays Landlord's estimate of Real Property Taxes, Landlord shall use its best efforts to deliver to Tenant within one hundred eighty (180) days after the expiration of each calendar year a reasonably detailed statement (the "STATEMENT") showing the Real Property Taxes incurred during such year. Landlord's failure to deliver the Statement to Tenant within said period shall not constitute Landlord's waiver of its right to collect said amounts or otherwise prejudice Landlord's rights hereunder. If Tenant's payments under this section during said calendar year exceed the Real Property Taxes as indicated on the Statement, Tenant shall be entitled to credit the amount of such overpayment against the Base Rent next falling due. If




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Tenant's payments under this section during said calendar year were less than
Real Property Taxes as indicated on the Statement, Tenant shall pay to Landlord the amount of the deficiency within thirty (30) days after delivery by Landlord to Tenant of the Statement. Landlord and Tenant shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last calendar year for which Tenant is responsible for Real Property Taxes, notwithstanding that the Lease term may have terminated before the end of such calendar year; and this provision shall survive the expiration or earlier termination of the Lease.

         8.2 DEFINITION OF REAL PROPERTY TAX. As used herein, the term "REAL PROPERTY TAXES" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, improvement bond or bonds imposed on the Premises or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in any portion thereof. Real Property Taxes shall not include income, inheritance and gift taxes.

         8.3 PERSONAL PROPERTY TAXES. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or related to Tenant's use of the Premises. If any of Tenant's personal property shall be assessed with Landlord's real or personal property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

9.       INSURANCE.

         9.1      INSURANCE-TENANT.

                  (a) Tenant shall obtain and keep in force during the term of this Lease a commercial general liability policy of insurance with coverages acceptable to Landlord, in Landlord's reasonable discretion, which, by way of example and not limitation, protects Tenant and Landlord (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single-limit coverage in an amount not less than $2,000,000 per occurrence with an "Additional Insured-Managers and Landlords of Premises Endorsement" and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Tenant's indemnity obligations under this Lease.

                  (b) Tenant shall obtain and keep in force during the term of this Lease "all-risk" extended coverage property insurance with coverages acceptable to Landlord, in Landlord's reasonable discretion. Said insurance shall be written on a one hundred percent (100%) replacement cost basis on Tenant's personal property, all tenant improvements installed at the Premises by Landlord or Tenant, Tenant's trade fixtures and other property. By way of example, and not limitation, such policies shall provide protection against any peril included within the classification "fire and extended coverage," against vandalism and malicious mischief, theft, sprinkler leakage, earthquake damage and flood damage.

                  (c) Tenant shall, at all times during the term hereof, maintain in effect workers' compensation insurance as required by applicable law and business interruption and extra expense insurance reasonably satisfactory to Landlord.

         9.2      INSURANCE-LANDLORD.

                  (a) Landlord shall obtain and keep in force a policy of general liability insurance with coverage against such risks and in such amounts as Landlord deems advisable insuring Landlord against liability arising out of the ownership, operation and management of the Premises.

                  (b) Landlord shall also obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises in the amount of not less than eighty percent (80%) of the full replacement cost thereof, as determined by Landlord from time to time. The terms and conditions of said policies and the perils and risks covered thereby shall be determined by Landlord, from time to time, in Landlord's sole discretion. In addition, at Landlord's option, Landlord shall obtain and keep in force, during the term of this Lease, a policy of rental interruption insurance, with loss payable to Landlord, which insurance shall, at Landlord's option, also cover all Real Property Taxes. Tenant will not be named as an additional insured in any insurance policies carried by Landlord and shall have no right to any proceeds therefrom. The policies purchased by Landlord shall contain such deductibles as Landlord may determine. Tenant shall pay at Tenant's sole expense any increase in the property insurance premiums for the Premises over what was payable immediately prior to the increase to the extent the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant.

                  (c) Tenant shall reimburse Landlord for all insurance purchased by Landlord pursuant to this section 9.2 in the same manner as Tenant reimburses Landlord for Real Property Taxes.

         9.3 INSURANCE POLICIES. Tenant shall deliver to Landlord certificates of the insurance policies required under section 9.1 within fifteen (15) days prior to the Commencement Date of this Lease. Tenant's insurance policies shall not be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with certificates evidencing the renewal thereof. Tenant's insurance policies shall be issued by insurance companies authorized to do business in the state in which the Premises is located, and said companies shall maintain during the policy term a "General Policyholder's Rating" of at least A and a financial rating of at least "Class X" (or such other rating as may be required by any lender having a lien on the Premises) as set forth in the most recent edition of "Best Insurance Reports." All insurance obtained by Tenant shall be primary to and not contributory with any similar insurance carried by Landlord, whose insurance shall be considered excess insurance only. Landlord and, at Landlord's option, the holder of any mortgage or deed of trust encumbering the Premises and any person or entity managing the Premises on behalf of Landlord, shall be named as an additional insured on all insurance policies Tenant is obligated to obtain by section 9.1 above. Tenant's insurance policies shall not include deductibles in excess of Five Thousand Dollars ($5,000).

         9.4 WAIVER OF SUBROGATION. Landlord waives any and all rights of recovery against Tenant, Tenant's employees and agents for or arising out of damage to, or destruction of, the Premises to the extent that Landlord's insurance policies then in force insure against such damage or destruction. Landlord's waiver shall not relieve Tenant from liability under section 18 below except to the extent Landlord's insurance company actually satisfies Tenant's obligations under section 18 in accordance with the requirements of section 18. Tenant waives any and all rights of recovery against Landlord, Landlord's employees, agents and contractors for liability or damages if such liability or damage is covered by Tenant's insurance




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

policies then in force or the insurance policies Tenant is required to obtain by section 9.1 (whether or not the insurance Tenant is required to obtain by section 9.1 is then in force and effect), whichever is broader. Tenant's waiver shall not be limited by the amount of insurance then carried by Tenant or the deductibles applicable thereto. Tenant shall cause the insurance policies it obtains in accordance with this section 9 to provide that the insurance company waives all right of recovery by subrogation against Landlord in connection with any liability or damage covered by Tenant's insurance policies.

         9.5 COVERAGE. Landlord makes no representation to Tenant that the limits or forms of coverage specified above or approved by Landlord are adequate to insure Tenant's property or Tenant's obligations under this Lease, and the limits of any insurance carried by Tenant shall not limit Tenant's obligations or liability under any indemnity provision included in this Lease or under any other provision of this Lease.

10. LANDLORD'S REPAIRS. Landlord shall maintain, at Landlord's expense, only the structural elements of the roof of the Building (excluding the roof membrane), the structural soundness of the foundation of the Building and the structural elements of the exterior walls of the Building. Tenant shall reimburse Landlord for the cost of any maintenance, repair or replacement of the foregoing necessitated by Tenant's misuse, negligence, alterations to the Premises or any breach of its obligations under this Lease. By way of example, and not limitation, the term "EXTERIOR WALLS" as used in this section shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall immediately give Landlord written notice of any repair required by Landlord pursuant to this section, after which Landlord shall have a reasonable time in which to complete the repair. Nothing contained in this section shall be construed to obligate Landlord to seal or otherwise maintain the surface of any foundation, floor or slab. Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

11.      TENANT'S REPAIRS.

         11.1 OBLIGATIONS OF TENANT. Subject to section 11.2 below, Tenant shall, at its sole cost and expense, keep and maintain all parts of the Premises (except those listed as Landlord's responsibility in section 10 above) in good and sanitary condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, skylights, roof membranes, any special store front or office entry, walls and finish work, floors and floor coverings, heating and air conditioning systems, dock boards, bumpers, plates, seals, levelers and lights, plumbing work and fixtures (including periodic backflow testing), electrical systems, lighting facilities and bulbs, sprinkler systems, alarm systems, fire detection systems, termite and pest extermination, parking lots, asphalt, curbs, gutters, fencing, landscaped areas, irrigation systems, light standards, gates, tenant signage and regular removal of trash and debris. Tenant shall notify Landlord in writing prior to making any repair or performing any maintenance pursuant to this section, and Landlord shall have the right to designate the contractor Tenant shall use to make any repair or to perform any maintenance on the roof, heating, ventilation and air conditioning systems ("HVAC"), plumbing systems, electrical systems, sprinkler systems, fire alarm systems or fire detection systems located at the Premises. Tenant shall not paint or otherwise change the exterior appearance of the Premises without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. If Tenant fails to keep the Premises in good condition and repair, Landlord may, but shall not be obligated to, make any necessary repairs. If Landlord makes such repairs, Landlord may bill Tenant for the cost of the repairs as additional rent, and said additional rent shall be payable by Tenant within ten (10) days after demand by Landlord.

         11.2 PERFORMANCE OF WORK BY LANDLORD. Notwithstanding Tenant's obligation to keep the roof membranes, HVAC units, sprinkler systems, fire alarm systems, fire detection systems and exterior walls of the Premises in good condition and repair, Landlord shall employ contractors to perform all repairs, maintenance and replacements of the roof membranes, HVAC units, sprinkler systems, fire alarm systems, fire detection systems and exterior walls of the Premises. The items described in the previous sentence that Landlord will cause to be repaired, maintained and replaced are hereinafter referred to as the "LANDLORD MAINTENANCE ITEMS." Tenant shall reimburse Landlord as additional rent for all costs Landlord incurs in performing the Landlord Maintenance Items within ten (10) days after written demand by Landlord. Landlord shall determine in its sole discretion the scope and timing of the performance of such Landlord Maintenance Items, and Tenant shall not perform such Landlord Maintenance Items. Landlord's maintenance of the exterior walls of the Premises shall include the right, but not the obligation, of Landlord to paint from time to time all or some of the exterior walls, canopies, doors, windows, gutters, handrails and other exterior parts of the Premises with colors selected by Landlord, and Tenant shall reimburse Landlord as provided above for all costs incurred by Landlord in painting such items. If the Premises contains landscaped areas ("LANDSCAPED AREAS"), Landlord shall maintain the Landscaped Areas, and Tenant shall reimburse Landlord for all costs incurred by Landlord in maintaining the Landscaped Areas within ten (10) days after written demand by Landlord; provided, however, Landlord shall have the right to estimate the monthly cost of maintaining the Landscaped Areas, and Tenant shall pay such amount to Landlord as additional rent each month at the same time Tenant pays Base Rent. Tenant shall immediately give Landlord written notice of any repair or maintenance required by Landlord pursuant to this section, after which Landlord shall have a reasonable time in which to complete such repair or maintenance. Landlord shall have the right at any time, and from time to time, to elect upon written notice to Tenant to have Tenant perform some or all of the Landlord Maintenance Items and/or the maintenance of the Landscaped Areas, in which event Tenant shall employ contractors designated by Landlord to perform such work and shall pay for all such work at Tenant's sole cost and expense, all in accordance with the requirements of section 11.1.

         11.3 MAINTENANCE CONTRACTS. Landlord shall enter into regularly scheduled preventative maintenance/service contracts for some or all of the following: the HVAC units servicing the Premises, the sprinkler, fire alarm and fire detection systems servicing the Premises, backflow testing for the plumbing servicing the Premises and for the roof membrane of the Premises (the "MAINTENANCE CONTRACTS"). The Maintenance Contracts shall include maintenance services satisfactory to Landlord, in Landlord's sole discretion. Tenant shall reimburse Landlord for the cost of the Maintenance Contracts within ten (10) days after written demand by Landlord; provided, however, Landlord shall have the right to estimate the monthly cost of the Maintenance Contracts, and Tenant shall pay such amount to Landlord as additional rent each month at the same time Tenant pays Base Rent. Landlord shall have the right at any time, and from time to time, to elect upon written notice to Tenant to have Tenant purchase some or all of the Maintenance Contracts, in which event Tenant shall purchase such contracts from persons designated or approved by Landlord and shall pay for such Maintenance Contracts at Tenant's sole cost and expense.

12.      ALTERATIONS AND SURRENDER.

         12.1 CONSENT OF LANDLORD. Tenant shall not, without Landlord's prior written consent, which may be given or withheld in Landlord's reasonable discretion, make any alterations, improvements, additions, utility installations or repairs (hereinafter collectively referred to as "ALTERATIONS") in, on or about the Premises. Alterations shall include, but shall not be limited to, the installation or alteration of security or fire protection systems, communication systems, millwork, shelving, retrieval or storage systems, carpeting or other floor covering, painting, window and wall coverings, electrical distribution




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

systems, lighting fixtures, telephone or computer system wiring, HVAC and plumbing. At the expiration of the term, Landlord may require the removal of any Alterations installed by Tenant and the restoration of the Premises to its prior condition, at Tenant's expense. Should Landlord permit Tenant to make its own Alterations, Tenant shall use only such architect and contractor as has been expressly approved by Landlord, and Landlord may require Tenant to provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alterations, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. In addition, Tenant shall reimburse Landlord for the commercially reasonable actual out-of-pocket costs paid by Landlord to its property manager and/or other third parties to approve and monitor the construction of the Alterations, and Landlord shall provide Tenant with evidence of such costs. Should Tenant make any Alterations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove all or part of the Alterations and return the Premises to the condition it was in prior to the making of the Alternations. In the event Tenant makes any Alterations, Tenant agrees to obtain or cause its contractor to obtain, prior to the commencement of any work, "builders all risk" insurance in an amount approved by Landlord, workers compensation insurance and any other insurance requested by Landlord, in Landlord's sole discretion.

         12.2 PERMITS. Any Alterations in or about the Premises that Tenant shall desire to make shall be presented to Landlord in written form, with plans and specifications which are sufficiently detailed to obtain a building permit. If Landlord consents to an Alteration, the consent shall be deemed conditioned upon Tenant acquiring a building permit from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. Tenant shall provide Landlord with as-built plans and specifications for any Alterations made to the Premises.

         12.3 MECHANICS LIENS. Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or any interest therein. If Tenant shall, in good faith, contest the validity of any such lien, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to not less than one and one-half times the amount of such contested lien claim indemnifying Landlord against liability arising out of such lien or claim. Such bond shall be sufficient in form and amount to free the Premises from the effect of such lien. In addition, Landlord may require Tenant to pay Landlord's reasonable attorneys' fees and costs in participating in such action.

         12.4 NOTICE. Tenant shall give Landlord not less than ten (10) days' advance written notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises.

         12.5 SURRENDER. Subject to Landlord's right to require removal or to elect ownership as hereinafter provided, all Alterations made by Tenant to the Premises shall be the property of Tenant, but shall be considered to be a part of the Premises. Unless Landlord gives Tenant written notice of its election not to become the owner of the Alterations at the end of the term of this Lease, the Alterations shall become the property of Landlord at the end of the term of this Lease. Landlord may require, on notice to Tenant, that some or all Alterations be removed prior to the end of the term of this Lease and that any damages caused by such removal be repaired at Tenant's sole expense. On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises (including, but not limited to, all doors, windows, floors and floor coverings, skylights, heating and air conditioning systems, dock boards, truck doors, dock bumpers, plumbing work and fixtures, electrical systems, lighting facilities, sprinkler systems, fire detection systems and nonstructural elements of the exterior walls, foundation and roof (collectively the "ELEMENTS OF THE PREMISES")) to Landlord in the same condition as received, ordinary wear and tear and casualty damage excepted, clean and free of debris and Tenant's personal property, trade fixtures and equipment. Tenant's personal property shall include all computer wiring and cabling installed by Tenant. Provided, however, if Landlord has not elected to have Tenant remove the Alterations, Tenant shall leave the Alterations at the Premises in good condition and repair, ordinary wear and tear excepted. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, furnishings and equipment. Damage to or deterioration of any Element of the Premises or any other item Tenant is required to repair or maintain at the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. If the Premises are not surrendered at the expiration of the term or earlier termination of this Lease in accordance with the provisions of this section, at Landlord's option, Tenant shall continue to be responsible for the payment of Base Rent and all other amounts due under this Lease until the Premises are so surrendered in accordance with said provisions. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all damages, expenses, costs, losses or liabilities arising from any delay by Tenant in so surrendering the Premises including, without limitation, any damages, expenses, costs, losses or liabilities arising from any claim against Landlord made by any succeeding tenant or prospective tenant founded on or resulting from such delay and losses and damages suffered by Landlord due to lost opportunities to lease any portion of the Premises to any such succeeding tenant or prospective tenant, together with, in each case, actual attorneys' fees and costs.

         12.6 FAILURE OF TENANT TO REMOVE PROPERTY. If this Lease is terminated due to the expiration of its term or otherwise, and Tenant fails to remove its property, in addition to any other remedies available to Landlord under this Lease, and subject to any other right or remedy Landlord may have under applicable law, Landlord may remove any property of Tenant from the Premises and store the same elsewhere at the expense and risk of Tenant.

13.      DAMAGE AND DESTRUCTION.

         13.1 EFFECT OF DAMAGE OR DESTRUCTION. If all or part of the Premises is damaged by fire, earthquake, flood, explosion, the elements, riot, the release or existence of Hazardous Materials (as defined below) or by any other cause whatsoever (hereinafter collectively referred to as "DAMAGES"), but the damages are not material (as defined in section 13.2 below), Landlord shall repair the damages to the Premises as soon as is reasonably possible, and this Lease shall remain in full force and effect. If all or part of the Premises is destroyed or materially damaged (as defined in section 13.2 below), Landlord shall have the right, in its sole and complete discretion, to repair or to rebuild the Premises or to terminate this Lease. Landlord shall within ninety
(90) days after the discovery of such material damage or destruction notify Tenant in writing of Landlord's intention to repair or to rebuild or to terminate this Lease. Tenant shall in no event be entitled to compensation or damages on account of annoyance or inconvenience in making any repairs, or on account of construction, or on account of Landlord's election to terminate this Lease. Notwithstanding the foregoing, if Landlord shall elect to rebuild or repair the Premises after material damage or destruction, but in good faith determines that the Premises cannot be substantially repaired within two hundred ten (210) days after the date of the discovery of the material damage or destruction, without payment of overtime or other premiums, and the damage to the Premises will render the entire Premises unusable during said two hundred ten (210) day period, Landlord shall notify Tenant thereof in writing at the time of Landlord's election to rebuild or repair, and Tenant shall thereafter have a period of fifteen (15) days within which Tenant may elect to terminate this Lease, upon thirty (30) days' advance written notice to Landlord. Tenant's termination right described in the preceding sentence shall not apply if the damage was caused by the negligent or intentional acts of Tenant or its employees, agents, contractors or invitees. Failure of Tenant to exercise said election within said fifteen (15) day period shall constitute Tenant's agreement to accept delivery of the Premises under this Lease whenever tendered by Landlord, provided Landlord thereafter pursues reconstruction or restoration diligently to completion, subject to delays caused by Force Majeure Events. If Landlord is unable to repair the damage to the Premises during such two hundred ten (210) day period due to Force Majeure Events, the two hundred ten (210) day period shall be extended by the period of delay caused by the Force Majeure Events. Subject to section 13.3 below, if Landlord or Tenant terminates this Lease in accordance with this section 13.1, Tenant shall continue to pay all Base Rent and other amounts due hereunder which arise prior to the date of termination.

         13.2 DEFINITION OF MATERIAL DAMAGE. Damage to the Premises shall be deemed material if, in Landlord's reasonable judgment, the uninsured cost of repairing the damage will exceed Two Hundred Fifty Thousand Dollars ($250,000.00). If insurance proceeds are available to Landlord in an amount which is sufficient to pay the entire cost of repairing all of the damage to the Premises the damage shall be deemed material if the cost of repairing the damage exceeds Two Hundred Fifty Thousand Dollars ($250,000.00). Damage to the Premises shall also be deemed material if (a) the Premises cannot be rebuilt or repaired to substantially the same condition it was in prior to the damage due to laws or regulations in effect at the time the repairs will be made, (b) the holder of any mortgage or deed of trust encumbering the Premises requires that insurance proceeds available to repair the damage in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) be applied to the repayment of the indebtedness secured by the mortgage or the deed of trust, or (c) the damage occurs during the last twelve (12) months of the Lease term.

         13.3 ABATEMENT OF RENT. If Landlord elects to repair damage to the Premises and all or part of the Premises will be unusable or inaccessible to Tenant in the ordinary conduct of its business until the damage is repaired, and the damage was not caused by the negligence or intentional acts of Tenant or its employees, agents, contractors or invitees, Tenant's Base Rent shall be abated until the repairs are completed in proportion to the amount of the Premises which is unusable or inaccessible to Tenant in the ordinary conduct of its business. Notwithstanding the foregoing, there shall be no abatement of Base Rent by reason of any portion of the Premises being unusable or inaccessible for a period equal to five (5) consecutive business days or less.

         13.4 TENANT'S ACTS. If such damage or destruction occurs as a result of the negligence or the intentional acts of Tenant or Tenant's employees, agents, contractors or invitees, and the proceeds of insurance which are actually received by Landlord are not sufficient to pay for the repair of all of the damage, Tenant shall pay, at Tenant's sole cost and expense, to Landlord upon demand, the difference between the cost of repairing the damage and the insurance proceeds received by Landlord.

         13.5 TENANT'S PROPERTY. Landlord shall not be liable to Tenant or its employees, agents, contractors, invitees or customers for loss or damage to merchandise, tenant improvements, fixtures, automobiles, furniture, equipment, computers, files or other property (hereinafter collectively "TENANT'S PROPERTY") located at the Premises. Tenant shall repair or replace all of Tenant's property at Tenant's sole cost and expense. Tenant acknowledges that it is Tenant's sole responsibility to obtain adequate insurance coverage to compensate Tenant for damage to Tenant's property.

         13.6 WAIVER. Landlord and Tenant hereby waive the provisions of any present or future statutes which relate to the termination of leases when leased property is damaged or destroyed and agree that such event shall be governed by the terms of this Lease.

14. CONDEMNATION. If any portion of the Premises is are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "CONDEMNATION"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises is taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, and said taking lasts for ninety (90) days or more, Tenant shall have the option, to be exercised only in writing within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If a taking lasts for less than ninety (90) days, Tenant's rent shall be abated during said period but Tenant shall not have the right to terminate this Lease. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the proportion that the usable floor area of the Premises taken bears to the total usable floor area of the Premises. Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold, for good will, for the taking of the fee, as severance damages, or as damages for tenant improvements; provided, however, that Tenant shall be entitled to any separate award for loss of or damage to Tenant's removable personal property and for moving expenses. In the event that this Lease is not terminated by reason of such condemnation, and subject to the requirements of any lender that has made a loan to Landlord encumbering the Premises, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. This section, not general principles of law or California Code of Civil Procedure sections 1230.010 et seq., shall govern the rights and obligations of Landlord and Tenant with respect to the condemnation of all or any portion of the Premises.

15.      ASSIGNMENT AND SUBLETTING.

         15.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, hypothecate, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises (hereinafter collectively a "TRANSFER"), without Landlord's prior written consent, which shall not be unreasonably withheld. Landlord shall respond to Tenant's written request for consent hereunder within thirty (30) days after Landlord's receipt of the written request from Tenant. Any attempted Transfer without such consent shall be void and shall constitute a material default and breach of this Lease. Tenant's written request for Landlord's consent shall include, and Landlord's thirty (30) day response period referred to above shall not commence, unless and until Landlord has received from Tenant, all of the following information: (a) financial statements for the proposed assignee or subtenant for the past three (3) years prepared in accordance with generally accepted accounting principles, (b) federal tax returns for the proposed assignee or subtenant for the past three
(3) years, (c) a TRW credit report or similar report on the proposed assignee or subtenant, (d) a detailed description of the business the assignee or subtenant intends to operate at the Premises, (e) the proposed effective date of the assignment or sublease, (f) a copy of the proposed sublease or assignment agreement which includes all of the terms and conditions of the proposed assignment or sublease, (g) a detailed description of any ownership or commercial relationship between Tenant and the proposed assignee or subtenant,
(h) a detailed description of any Alterations the proposed assignee or subtenant desires to make to the Premises, and (i) a Hazardous Materials Disclosure Certificate substantially in the form of

Exhibit C attached hereto (the "TRANSFEREE HAZMAT CERTIFICATE"). If the obligations of the proposed assignee or subtenant will be guaranteed by any person or entity, Tenant's written request shall not be considered complete until the information described in (a), (b) and (c) of the previous sentence has been provided with respect to each proposed guarantor. "TRANSFER" shall also include the transfer (a) if Tenant is a corporation, and Tenant's stock is not publicly traded over a recognized securities exchange, of more than fifty percent (50%) of the voting stock of such corporation during the term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the corporation, or (b) if Tenant is a partnership, limited liability company, limited liability partnership or other entity, of more than fifty percent (50%) of the profit and loss participation in such partnership or entity during the term of this Lease (whether or not in one or more transfers) or the dissolution, merger or liquidation of the partnership, limited liability company, limited liability partnership or other entity. If Tenant is a limited or general partnership (or is comprised of two or more persons, individually or as co-partners), Tenant shall not be entitled to change or convert to (i) a limited liability company, (ii) a limited liability partnership or (iii) any other entity which possesses the characteristics of limited liability without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant's sole remedy in the event that Landlord shall wrongfully withhold consent to or disapprove any assignment or sublease shall be to obtain an order by a court of competent jurisdiction that Landlord grant such consent; in no event shall Landlord be liable for damages with respect to its granting or withholding consent to any proposed assignment or sublease. If Landlord shall exercise any option to recapture the Premises, or shall deny a request for consent to a proposed assignment or sublease, Tenant shall indemnify, defend and hold Landlord harmless from and against any and all losses, liabilities, damages, costs and claims that may be made against Landlord by the proposed assignee or subtenant, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

         15.2 LEVERAGED BUY-OUT. The involvement by Tenant or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise) whether or not a formal assignment or hypothecation of this Lease or Tenant's assets occurs, which results or will result in a reduction of the "Net Worth" of Tenant as hereinafter defined, by an amount equal to or greater than fifty percent (50%) of such Net Worth of Tenant as it is represented to Landlord at the time of the execution by Landlord of this Lease, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Tenant was or is greater, shall be considered to be an assignment of this Lease by Tenant to which Landlord may reasonably withhold its consent. "NET WORTH" of Tenant for purposes of this section shall be the net worth of Tenant (excluding any guarantors) established under generally accepted accounting principles consistently applied.

         15.3 STANDARD FOR APPROVAL. Landlord shall not unreasonably withhold its consent to a Transfer provided that Tenant has complied with each and every requirement, term and condition of this section 15. Tenant acknowledges and agrees that each requirement, term and condition in this section 15 is a reasonable requirement, term or condition. It shall be deemed reasonable for Landlord to withhold its consent to a Transfer if any requirement, term or condition of this section 15 is not complied with or: (a) the Transfer would cause Landlord to be in violation of its obligations under another lease or agreement to which Landlord is a party; (b) in Landlord's reasonable judgment, a proposed assignee or subtenant is not financially able to pay the rents due under this Lease as and when they are due and payable; (c) a proposed assignee's or subtenant's business will impose a burden on the Premises' parking facilities or utilities that is greater than the burden imposed by Tenant, in Landlord's reasonable judgment; (d) the terms of a proposed assignment or subletting will allow the proposed assignee or subtenant to exercise a right of renewal, right of expansion, right of first offer, right of first refusal or similar right held by Tenant; (e) a proposed assignee or subtenant refuses to enter into a written assignment agreement or sublease, reasonably satisfactory to Landlord, which provides that it will abide by and assume all of the terms and conditions of this Lease for the term of any assignment or sublease and containing such other commercially reasonable terms and conditions requested by Landlord; (f) the use of the Premises by the proposed assignee or subtenant will be a use permitted by this Lease; (g) any guarantor of this Lease refuses to consent to the Transfer or to execute a written agreement reaffirming the guaranty; (h) Tenant is in default as defined in section 16 at the time of the request; (i) if requested by Landlord, the assignee or subtenant refuses to sign a non-disturbance and attornment agreement in favor of Landlord's lender; (j) Landlord has sued or been sued by the proposed assignee or subtenant or has otherwise been involved in a legal dispute with the proposed assignee or subtenant; (k) the assignment or sublease will result in there being more than one subtenant of the Premises; (l) the assignee or subtenant is a governmental or quasi-governmental entity or an agency, department or instrumentality of a governmental or quasi-governmental agency; or (m) the assignee or subtenant will use, store or handle Hazardous Materials in or about the Premises of a type, nature, quantity not acceptable to Landlord, in Landlord's sole discretion.

         15.4 ADDITIONAL TERMS AND CONDITIONS. The following terms and conditions shall be applicable to any Transfer:

                  (a) Regardless of Landlord's consent, no Transfer shall release Tenant from Tenant's obligations hereunder or alter the primary liability of Tenant to pay the rent and other sums due Landlord hereunder and to perform all other obligations to be performed by Tenant hereunder or release any guarantor from its obligations under its guaranty.

                  (b) Landlord may accept rent from any person other than Tenant pending approval or disapproval of an assignment or subletting.

                  (c) Neither a delay in the approval or disapproval of a Transfer, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord's right to exercise its rights and remedies for the breach of any of the terms or conditions of this section 15.

                  (d) The consent by Landlord to any Transfer shall not constitute a consent to any subsequent Transfer by Tenant or to any subsequent or successive Transfer by an assignee or subtenant. However, Landlord may consent to subsequent Transfers or any amendments or modifications thereto.

                  (e) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including any subtenant or assignee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord.

                  (f) Landlord's written consent to any Transfer by Tenant shall not constitute an acknowledgment that no default then exists under this Lease nor shall such consent be deemed a waiver of any then-existing default.

                  (g) The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord's election, render Landlord's consent null and void.

                  (h) Landlord shall not be liable under this Lease or under any sublease to any subtenant, and Landlord's liability under this Lease shall continue to be solely to Tenant.

                  (i) No assignment or sublease may be modified or amended without Landlord's prior written consent.

                  (j)   The occurrence of a transaction described in section
15.2 shall give Landlord the right (but not the obligation) to require that Tenant immediately provide Landlord with an additional security deposit equal to twelve (12) times the monthly Base Rent payable under the Lease, and Landlord may make its receipt of such amount a condition to Landlord's consent to such transaction.

                  (k) Any assignee of, or subtenant under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Tenant during the term of said assignment or sublease, other than such obligations as are contrary or inconsistent with provisions of an assignment or sublease to which Landlord has specifically consented in writing.

                  (l) At Landlord's request, Tenant shall deliver to Landlord, Landlord's standard consent to assignment or consent to sublease agreement, as applicable, executed by Tenant, the assignee and the subtenant, as applicable.

         15.5 ADDITIONAL TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

                  (a) Tenant hereby absolutely and unconditionally assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease entered into by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant's obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such rents to Landlord nor by reason of the collection of the rents from a subtenant, be deemed to have assumed or recognized any sublease or to be liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant's obligations to such subtenant under such sublease, including, but not limited to, Tenant's obligation to return any security deposit. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due as they become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice or claim from Tenant to the contrary.

                  (b) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to Tenant or for any other prior defaults of Tenant under such sublease.

         15.6 TRANSFER PREMIUM FROM ASSIGNMENT OR SUBLETTING. Landlord shall be entitled to receive from Tenant (as and when received by Tenant) as an item of additional rent one-half of all amounts received by Tenant from the subtenant or assignee in excess of the amounts payable by Tenant to Landlord hereunder (the "TRANSFER Premium"). The Transfer Premium shall be reduced by the reasonable brokerage commissions and legal fees actually paid by Tenant in order to assign the Lease or to sublet a portion of the Premises. The Transfer Premium shall include all Base Rent, additional rent or other consideration of any type whatsoever payable by the assignee or subtenant in excess of the Base Rent and additional rent payable by Tenant under this Lease. If less than all of the Premises is transferred, the Base Rent and the additional rent shall be determined on a per-leasable-square-foot basis. "TRANSFER PREMIUM" shall also include, but not be limited to, key money and bonus money paid by the assignee or subtenant to Tenant in connection with such Transfer, and any payment in excess of fair-market value for services rendered by Tenant to the assignee or subtenant or for assets, fixtures, inventory, equipment or furniture transferred by Tenant to the assignee or subtenant in connection with such Transfer.

         15.7 LANDLORD'S OPTION TO RECAPTURE SPACE. Notwithstanding anything to the contrary contained in this section 15, and provided that Landlord has not previously agreed in writing to the requested assignment, sublease or Transfer of the Lease, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any request by Tenant to assign this Lease or to sublease space in the Premises, to terminate this Lease with respect to said space as of the date thirty (30) days after Landlord's election; provided, however, Landlord shall not have the right to recapture space subleased by Tenant if such sublease satisfies both of the following conditions: (a) the sublease is for less than the entire Premises and
(b) the sublease is for a term that is at least ninety (90) days less than the remaining term of the Lease. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Base Rent and the number of parking spaces Tenant may use shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the original Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of same. If Landlord recaptures only a portion of the Premises, it shall construct and erect at its sole cost such partitions as may be required to sever the space to be retained by Tenant from the space recaptured by Landlord. Landlord may, at its option, lease any recaptured portion of the Premises to the proposed subtenant or assignee or to any other person or entity without liability to Tenant. Tenant shall not be entitled to any portion of the profit, if any, Landlord may realize on account of such termination and reletting. Upon any such recapture, Tenant shall be automatically relieved from liability under this Lease with respect to the recaptured portion of the Premises. Tenant acknowledges that the purpose of this section is to enable Landlord to receive profit in the form of higher rent or other consideration to be received from an assignee or subtenant and to permit Landlord to control the leasing of space in the Premises. Tenant acknowledges and agrees that the requirements of this section are commercially reasonable and are consistent with the intentions of Landlord and Tenant.

         15.8 LANDLORD'S EXPENSES. In the event Tenant shall assign this Lease or sublet the Premises or request the consent of Landlord to any Transfer, then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including, but not limited to, attorneys', architects', accountants', engineers' or other consultants' fees; provided, however, with respect to any one Transfer, Tenant shall not be obligated to reimburse Landlord for legal fees that exceed Two Thousand Five Hundred Dollars ($2,500.00).

16.      DEFAULT; REMEDIES.

         16.1 DEFAULT BY TENANT. Landlord and Tenant hereby agree that the occurrence of any one or more of the following events is a material default by Tenant under this Lease and that said default shall give Landlord the rights described in section 16.2. Landlord or Landlord's authorized agent shall have the right to execute and to deliver any notice of default, notice to pay rent or quit or any other notice Landlord gives Tenant.




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                  (a)   Tenant's failure to make any payment of Base Rent, Real
Property Taxes or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) days after written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice to pay rent or quit pursuant to applicable unlawful detainer statutes, such notice shall also constitute the notice required by this section 16.1(a).

                  (b) The abandonment of the Premises by Tenant, in which event Landlord shall not be obligated to give any notice of default to Tenant.

                  (c) The failure of Tenant to comply with any of its obligations under sections 4, 9, 11, 12, 15, 18, 23, 25 and 26 where Tenant fails to comply with its obligations or fails to cure any earlier breach of such obligation within fifteen (15) days following written notice from Landlord to Tenant. In the event Landlord serves Tenant with a notice to quit or any other notice pursuant to applicable unlawful detainer statutes, said notice shall also constitute the notice required by this section 16.1(c).

                  (d) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant (other than those referenced in sections 16.1(a), (b) and (c), above), where such failure shall continue for a period of twenty (20) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's nonperformance is such that more than twenty (20) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said twenty (20) day period and thereafter diligently pursues such cure to completion. In the event that Landlord serves Tenant with a notice to quit or any other notice pursuant to applicable unlawful detainer statutes, said notice shall also constitute the notice required by this section 16.1(d).

                  (e) (i) The making by Tenant or any guarantor of Tenant's obligations hereunder of any general arrangement or general assignment for the benefit of creditors; (ii) Tenant or any guarantor becoming a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant or guarantor, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days; or (v) the insolvency of Tenant. In the event that any provision of this section 16.1(e) is unenforceable under applicable law, such provision shall be of no force or effect.

                  (f) The discovery by Landlord that any financial statement, representation or warranty given to Landlord by Tenant, or by any guarantor of Tenant's obligations hereunder, was materially false at the time given. Tenant acknowledges that Landlord has entered into this Lease in material reliance on such information.

                  (g) If Tenant is a corporation, partnership, limited liability company or similar entity, the dissolution or liquidation of Tenant.

                  (h) If Tenant's obligations under this Lease are guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis.

         16.2     REMEDIES.

                  (a) In the event of any material default or breach of this Lease by Tenant, Landlord may, at any time thereafter, with or without notice or demand, and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

                        (i) terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. If Landlord terminates this Lease, Landlord may recover from Tenant (A) the worth at the time of award of the unpaid rent which had been earned at the time of termination; (B) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (C) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (D) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, the cost of recovering possession of the Premises, expenses of releasing, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, any real estate commissions actually paid by Landlord and the unamortized value of any free rent, reduced rent, tenant improvement allowance or other economic concessions provided by Landlord. The "worth at time of award" of the amounts referred to in section 16.2(a)(i)(A) and (B) shall be computed by allowing interest at the lesser of ten percent (10%) per annum or the maximum interest rate permitted by applicable law. The worth at the time of award of the amount referred to in section 16.2(a)(i)(C) shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). For purposes of this section 16.2(a)(i), "rent" shall be deemed to be all monetary obligations required to be paid by Tenant pursuant to the terms of this Lease.

                        (ii) maintain Tenant's right of possession, in which event Landlord shall have the remedy described in California Civil Code section 1951.4 which permits Landlord to continue this Lease in effect after Tenant's breach and abandonment and recover rent as it becomes due. In the event Landlord elects to continue this Lease in effect, Tenant shall have the right to sublet the Premises or assign Tenant's interest in the Lease subject to the reasonable requirements contained in section 15 of this Lease and provided further that Landlord shall not require compliance with any standard or condition contained in section 15 that has become unreasonable at the time Tenant seeks to sublet or assign the Premises pursuant to this section 16.2(a)(ii).

                        (iii) collect sublease rents (or appoint a receiver to collect such rent) and otherwise perform Tenant's obligations at the Premises, it being agreed, however, that the appointment of a receiver for Tenant shall not constitute an election by Landlord to terminate this Lease.

                        (iv) pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located.



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

                  (b) No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity. The expiration or termination of this Lease and/or the termination of Tenant's right to possession of the Premises shall not relieve Tenant of liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term of the Lease or by reason of Tenant's occupancy of the Premises.

                  (c) If Tenant abandons or vacates the Premises, Landlord may re-enter the Premises, and such re-entry shall not be deemed to constitute Landlord's election to accept a surrender of the Premises or to otherwise relieve Tenant from liability for its breach of this Lease. No surrender of the Premises shall be effective against Landlord unless Landlord has entered into a written agreement with Tenant in which Landlord expressly agrees to (i) accept a surrender of the Premises and (ii) relieve Tenant of liability under the Lease. The delivery by Tenant to Landlord of possession of the Premises shall not constitute the termination of the Lease or the surrender of the Premises.

         16.3 DEFAULT BY LANDLORD. Subject to the terms and conditions of this section 16.3, Landlord's failure to perform its obligations under this Lease shall constitute a breach of this Lease by Landlord. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice by Tenant to Landlord and to the holder of any mortgage or deed of trust encumbering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its cure, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion. Tenant hereby waives its right to recover consequential damages (including, but not limited to, lost profits) or punitive damages arising out of a Landlord default. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of a Force Majeure Event, and the time for Landlord's performance shall be extended for the period of any such delay. Any claim, demand, right or defense by Tenant that arises out of this Lease or the negotiations which preceded this Lease shall be barred unless Tenant commences an action thereon, or interposes a defense by reason thereof, within one (1) year after the date of the inaction, omission, event or action that gave rise to such claim, demand, right or defense.

         16.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed encumbering the Premises. Accordingly, if any installment of Base Rent or any other sum due from Tenant shall not be received by Landlord within three (3) days after the date such amount shall be due, then, without any requirement for notice or demand to Tenant, Tenant shall immediately pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder, including the assessment of interest under section 16.5.

         16.5 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Landlord that is not paid when due shall bear interest at the lesser of ten percent (10%) per annum or the maximum rate permitted by applicable law. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

         16.6 PAYMENT OF RENT AND SECURITY DEPOSIT AFTER DEFAULT. If Tenant fails to pay Base Rent or any other monetary obligation due hereunder on the date it is due, after Tenant's third failure to pay any monetary obligation on the date it is due, at Landlord's option, all monetary obligations of Tenant hereunder shall thereafter be paid by cashier's check, and Tenant shall, upon demand, provide Landlord with an additional security deposit equal to three (3) months' Base Rent. If Landlord has required Tenant to make said payments by cashier's check or to provide an additional security deposit, Tenant's failure to make a payment by cashier's check or to provide the additional security deposit shall be a material default hereunder.

17. LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall fail to perform any of its obligations under this Lease, Landlord may, but shall not be obligated to, after three (3) days' prior written notice to Tenant, make any such payment or perform any such act on Tenant's behalf without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder. Tenant shall pay to Landlord, within ten (10) days after delivery by Landlord to Tenant of statements therefore, an amount equal to the expenditures reasonably made by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of this section.

18. INDEMNITY. Except to the extent of damage resulting from the gross negligence or willful misconduct of Landlord or its authorized representatives, Tenant hereby agrees to indemnify, defend and hold harmless Landlord and its employees, partners, agents, contractors, lenders and ground lessors (said persons and entities are hereinafter collectively referred to as the "INDEMNIFIED PARTIES") from and against any and all liability, loss, cost, damage, claims, loss of rents, liens, judgments, penalties, fines, settlement costs, investigation costs, cost of consultants and experts, attorneys fees, court costs and other legal expenses, effects of environmental contamination, cost of environmental testing, removal, remediation and/or abatement of Hazardous Substances (as said term are defined below), insurance policy deductibles and other expenses (hereinafter collectively referred to as "DAMAGES") arising out of or related to an Indemnified Matter (as defined below). For purposes of this section, an "INDEMNIFIED MATTER" shall mean any matter for which one or more of the Indemnified Parties incurs liability or Damages to the extent that the liability or Damages directly arise out of or involve (a) Tenant's or its employees', agents', contractors' or invitees' (all of said persons or entities are hereinafter collectively referred to as "TENANT PARTIES") use or occupancy of the Premises, (b) any act, omission or neglect of a Tenant Party, (c) Tenant's failure to perform any of its obligations under the Lease, (d) the existence, use or disposal of any Hazardous Substance (as defined below) brought on to the Premises by a Tenant Party or (e) any other matters for which Tenant has agreed to indemnify Landlord pursuant to any other provision of this Lease. Tenant's obligations hereunder shall include, but shall not be limited to (f) compensating the Indemnified Parties for Damages arising out of Indemnified Matters within ten (10) days after written demand from an Indemnified Party and (g) providing a defense, with counsel reasonably satisfactory to the Indemnified Party, at Tenant's sole expense, within ten
(10) days after written demand from the Indemnified Party, of any claims, action or proceeding arising out of or relating to an Indemnified Matter whether or not litigated or reduced to judgment and whether or not well founded. If Tenant is obligated to compensate an Indemnified Party for Damages arising out of an Indemnified Matter, Landlord shall have the immediate and unconditional right, but not the obligation, without notice or demand to Tenant, to pay the damages, and Tenant shall, upon ten (10) days' advance written notice from Landlord, reimburse Landlord for the costs incurred by




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Landlord. The Indemnified Parties need not first pay any Damages to be indemnified hereunder. This indemnity is intended to apply to the fullest extent permitted by applicable law. Tenant's obligations under this section shall survive the expiration or termination of this Lease unless specifically waived in writing by Landlord after said expiration or termination.

19. EXEMPTION OF LANDLORD FROM LIABILITY. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for loss of or damage to the merchandise, tenant improvements, fixtures, furniture, equipment, computers, files, automobiles, or other property of Tenant, Tenant's employees, agents, contractors or invitees, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents, contractors or invitees, whether such damage or injury is caused by or results from any cause whatsoever including, but not limited to, theft, criminal activity at the Premises, negligent security measures, bombings or bomb scares, Hazardous Substances, fire, steam, electricity, gas, water or rain, flooding, breakage of pipes, sprinklers, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Premises, and regardless of whether the cause of the damage or injury arises out of Landlord's or its employees', agents' or contractors' negligent or intentional acts. Notwithstanding the foregoing, nothing contained in this section shall relieve Landlord or its manager from liability for gross negligence or willful misconduct; provided, however, even in the event of gross negligence or willful misconduct, Landlord and Landlord's manager shall not be liable for lost profits or punitive damages. Landlord shall not be liable for any damages arising from any act or neglect of any employees, agents, contractors or invitees of any other tenant, occupant or user of the Premises. Tenant, as a material part of the consideration to Landlord hereunder, hereby assumes all risk of damage to Tenant's property or business or injury to persons in, upon or about the Premises arising from any cause, including Landlord's negligence or the negligence of its employees, agents or contractors, and Tenant hereby waives all claims in respect thereof against Landlord, its employees, agents and contractors.

20. LANDLORD'S LIABILITY. Tenant acknowledges that Landlord shall have the right to transfer all or any portion of its interest in the Premises and to assign this Lease to the transferee. Tenant agrees that in the event of such a transfer Landlord shall automatically be released from all liability under this Lease if the transferee assumes Landlord's obligations under this Lease; and Tenant hereby agrees to look solely to Landlord's transferee for the performance of Landlord's obligations hereunder after the date of the transfer. Upon such a transfer, Landlord shall, at its option, return Tenant's security deposit to Tenant or transfer Tenant's security deposit to Landlord's transferee and, in either event, Landlord shall have no further liability to Tenant for the return of its security deposit. Subject to the rights of any lender holding a mortgage or deed of trust encumbering all or part of the Premises, Tenant agrees to look solely to Landlord's equity interest in the Premises for the collection of any judgment requiring the payment of money by Landlord arising out of (a) Landlord's failure to perform its obligations under this Lease or (b) the negligence or willful misconduct of Landlord, its partners, employees and agents. No other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of any judgment or writ obtained by Tenant against Landlord. No partner, employee or agent of Landlord shall be personally liable for the performance of Landlord's obligations hereunder or be named as a party in any lawsuit arising out of or related to, directly or indirectly, this Lease and the obligations of Landlord hereunder. The obligations under this Lease do not constitute personal obligations of the individual partners of Landlord, if any, and Tenant shall not seek recourse against the individual partners of Landlord or their assets.

21. SIGNS. Except as provided in the addendum to this Lease, Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners or painting, or erect or install any signs, windows or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent, which may be given or withheld in Landlord's sole discretion. Upon vacation of the Premises, Tenant shall remove all signs and repair, paint and/or replace the building facia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for signs and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord's approval and conform in all respects to Landlord's requirements.

22. BROKER'S FEE. Tenant and Landlord each represent and warrant to the other that neither has had any dealings or entered into any agreements with any person, entity, broker or finder other than the persons, if any, listed in section 1.12, in connection with the negotiation of this Lease, and no other broker, person, or entity is entitled to any commission or finder's fee in connection with the negotiation of this Lease, and Tenant and Landlord each agree to indemnify, defend and hold the other harmless from and against any claims, damages, costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings, actions or agreements of the indemnifying party. The commission payable to Landlord's broker with respect to this Lease shall be pursuant to the terms of the separate commission agreement in effect between Landlord and Landlord's broker. Landlord's broker shall pay a portion of its commission to Tenant's broker, if so provided in any agreement between Landlord's broker and Tenant's broker. Nothing in this Lease shall impose any obligation on Landlord to pay a commission or fee to any party other than Landlord's broker.

23.      ESTOPPEL CERTIFICATE.

         23.1 DELIVERY OF CERTIFICATE. Tenant shall from time to time, upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying such information as Landlord may reasonably request including, but not limited to, the following: (a) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (b) the date to which the Base Rent and other charges are paid in advance and the amounts so payable,
(c) that there are not, to Tenant's knowledge, any uncured defaults or unfulfilled obligations on the part of Landlord, or specifying such defaults or unfulfilled obligations, if any are claimed, (d) that all tenant improvements to be constructed by Landlord, if any, have been completed in accordance with Landlord's obligations, and (e) that Tenant has taken possession of the Premises. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

         23.2 FAILURE TO DELIVER CERTIFICATE. At Landlord's option, the failure of Tenant to deliver such statement within such time shall constitute a material default of Tenant hereunder, or it shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord, (b) there are no uncured defaults in Landlord's performance, (c) not more than one month's Base Rent has been paid in advance,
(d) all tenant improvements to be constructed by Landlord, if any, have been completed in accordance with Landlord's obligations, and (e) Tenant has taken possession of the Premises.

24. FINANCIAL INFORMATION. From time to time, at Landlord's request, Tenant shall cause the following financial information to be delivered to Landlord, at Tenant's sole cost and expense, upon not less than ten (10) days' advance written notice from Landlord: (a) a current publicly available financial statement for Tenant and Tenant's financial statements for the previous two accounting years, (b) a current publicly available financial statement for any guarantor(s) of this Lease and the guarantor'(s)




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financial statements for the previous two accounting years and (c) such other publicly available financial information pertaining to Tenant or any guarantor as Landlord or any lender or purchaser of Landlord may reasonably request.

25.      ENVIRONMENTAL MATTERS/HAZARDOUS MATERIALS.

         25.1 HAZARDOUS MATERIALS DISCLOSURE CERTIFICATE. Prior to executing this Lease, Tenant has delivered to Landlord Tenant's executed initial Hazardous Materials Disclosure Certificate (the "INITIAL HAZMAT CERTIFICATE"), a copy of which is attached hereto as Exhibit C. Tenant covenants, represents and warrants to Landlord that the information in the Initial HazMat Certificate is true and correct and accurately describes the use(s) of Hazardous Materials which will be made and/or used on the Premises by Tenant. Tenant shall, upon Landlord's written request from time to time, deliver to Landlord an executed Hazardous Materials Disclosure Certificate (the "HAZMAT CERTIFICATE") describing Tenant's then-present use of Hazardous Materials on the Premises, and any other reasonably necessary documents and information as requested by Landlord. The HazMat Certificates required hereunder shall be in substantially the form attached hereto as Exhibit C.

         25.2 DEFINITION OF HAZARDOUS MATERIALS. As used in this Lease, the term Hazardous Materials shall mean and include (a) any hazardous or toxic wastes, materials or substances, and other pollutants or contaminants, which are or become regulated by any Environmental Laws (defined below); (b) petroleum, petroleum by-products, gasoline, diesel fuel, crude oil or any fraction thereof; (c) asbestos and asbestos-containing material, in any form, whether friable or non-friable; (d) polychlorinated biphenyls; (e) radioactive materials; (f) lead and lead-containing materials; (g) any other material, waste or substance displaying toxic, reactive, ignitable or corrosive characteristics, as all such terms are used in their broadest sense, and are defined or become defined by any Environmental Law; or (h) any materials which cause or threatens to cause a nuisance upon or waste to any portion of the Premises or any surrounding property; or poses or threatens to pose a hazard to the health and safety of persons on the Premises, any other surrounding property. For purposes of this Lease, the term "Hazardous Materials" shall not include nominal amounts of ordinary household cleaners, office supplies and janitorial supplies which are not actionable under any Environmental Laws.

         25.3 PROHIBITION; ENVIRONMENTAL LAWS. Tenant shall not be entitled to use or store any Hazardous Materials on, in, or about any portion of the Premises without, in each instance, obtaining Landlord's prior written consent thereto. If Landlord, in its sole discretion, consents to any such usage or storage, then Tenant shall be permitted to use and/or store only those Hazardous Materials that are necessary for Tenant's business and to the extent disclosed in the HazMat Certificate and as expressly approved by Landlord in writing. Any such usage and storage may only be to the extent of the quantities of Hazardous Materials as specified in the then-applicable HazMat Certificate as expressly approved by Landlord. In all events such usage and storage must at all times be in full compliance with any and all local, state and federal environmental, health and/or safety-related laws, statutes, orders, standards, courts' decisions, ordinances, rules and regulations (as interpreted by judicial and administrative decisions), decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant or all or any portion of the Premises (collectively, the "ENVIRONMENTAL LAWS") and in compliance with the recommendations of Landlord's consultants Tenant agrees that any changes to the type and/or quantities of Hazardous Materials specified in the most recent HazMat Certificate may be implemented only with the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Tenant shall not be entitled nor permitted to install any tanks under, on or about the Premises for the storage of Hazardous Materials without the express written consent of Landlord, which may be given or withheld in Landlord's sole discretion. Landlord shall have the right, in Landlord's sole discretion, at all times during the Term of this Lease to (i) inspect the Premises upon reasonable prior notice and provided that Landlord shall endeavor to minimize disruption of Tenant's business, (ii) upon reasonable prior notice and provided that Landlord shall endeavor to minimize disruption of Tenant's business conduct tests and investigations to determine whether Tenant is in compliance with the provisions of this section 25 or to determine if Hazardous Materials are present in, on or about the Premises,
(iii) request lists of all Hazardous Materials used, stored or otherwise located on, under or about any portion of the Premises, and (iv) to require Tenant to complete a survey of its use, storage and handling of Hazardous Materials in the Premises, using a form and following procedures designated by Landlord, in Landlord's sole discretion (the "SURVEY"). If as a result of an inspection, test or Survey Landlord determines, in Landlord's sole discretion, that Tenant should implement or perform safety, security or compliance measures, Tenant shall within thirty (30) days after written request by Landlord perform such measures, at Tenant's sole cost and expense. The aforementioned rights granted herein to Landlord and its representatives shall not create (a) a duty on Landlord's part to inspect, test, investigate, monitor or otherwise observe the Premises or the activities of Tenant and Tenant Parties with respect to Hazardous Materials, including without limitation, Tenant's operation, use and any remediation relating thereto, or (b) liability on the part of Landlord and its representatives for Tenant's use, storage, disposal or remediation of Hazardous Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

         25.4 TENANT'S ENVIRONMENTAL OBLIGATIONS. Tenant shall give to Landlord immediate verbal and follow-up written notice of any spills, releases, discharges, disposals, emissions, migrations, removals or transportation of Hazardous Materials on, under or about any portion of the Premises; provided that Tenant has actual, implied or constructive knowledge of such event(s). Tenant, at its sole cost and expense, covenants and warrants to promptly investigate, clean up, remove, restore and otherwise remediate (including, without limitation, preparation of any feasibility studies or reports and the performance of any and all closures) any spill, release, discharge, disposal, emission, migration or transportation of Hazardous Materials arising from or related to the intentional or negligent acts or omissions of Tenant or Tenant Parties such that the affected portions of the Premises and any adjacent property are returned to the condition existing prior to the appearance of such Hazardous Materials. Any such investigation, clean up, removal, restoration and other remediation shall only be performed after Tenant has obtained Landlord's prior written consent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, Tenant shall be entitled to respond immediately to an emergency without first obtaining Landlord's prior written consent. Tenant, at its sole cost and expense, shall conduct and perform, or cause to be conducted and performed, all closures as required by any Environmental Laws or any agencies or other governmental authorities having jurisdiction thereof. If Tenant fails to so promptly investigate, clean up, remove, restore, provide closure or otherwise so remediate, Landlord may, but without obligation to do so, take any and all steps necessary to rectify the same, and Tenant shall promptly reimburse Landlord, upon demand, for all costs and expenses to Landlord of performing investigation, cleanup, removal, restoration, closure and remediation work. All such work undertaken by Tenant, as required herein, shall be performed in such a manner so as to enable Landlord to make full economic use of the Premises after the satisfactory completion of such work.

         25.5 ENVIRONMENTAL INDEMNITY. In addition to Tenant's other indemnity obligations under this Lease, Tenant agrees to, and shall, protect, indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and the other Indemnitees harmless from and against any and all loss, cost, damage, liability or expense (including, without limitation, diminution in value of any portion of the Premises, damages for the loss of or restriction on the use of rentable or usable space, and from any adverse impact of Landlord's marketing of any space within the Premises) arising at any time during or after the term of this Lease to the extent related directly to the use, presence, transportation, storage, disposal, migration, removal, spill, release or discharge of Hazardous Materials on, in or about any portion of the Premises as a result of the




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

intentional or negligent acts or omissions of Tenant or Tenant Parties. Tenant's indemnity shall not apply to, and Tenant shall not be liable for, Hazardous Materials located at the Premises that was not brought to the Premises by Tenant or Tenant Parties. Neither the written consent of Landlord to the presence, use or storage of Hazardous Materials in, on, under or about any portion of the Premises nor the strict compliance by Tenant with all Environmental Laws shall excuse Tenant from its obligations of indemnification pursuant hereto. Tenant shall not be relieved of its indemnification obligations under the provisions of this section 25.5 due to Landlord's status as either an "owner" or "operator" under any Environmental Laws.

         25.6 SURVIVAL. Tenant's obligations and liabilities pursuant to the provisions of this section 25 shall survive the expiration or earlier termination of this Lease. If it is determined by Landlord that the condition of all or any portion of the Premises is not in compliance with the provisions of this Lease with respect to Hazardous Materials, including without limitation, all Environmental Laws at the expiration or earlier termination of this Lease, then Landlord may require Tenant to hold over possession of the Premises until Tenant can surrender the Premises to Landlord in the condition in which the Premises existed as of the Commencement Date and prior to the appearance of such Hazardous Materials except for reasonable wear and tear, including without limitation, the conduct or performance of any closures as required by any Environmental Laws. For purposes hereof, the term "reasonable wear and tear" shall not include any deterioration in the condition or diminution of the value of any portion of the Premises in any manner whatsoever related to, directly or indirectly, Hazardous Materials. Any such holdover by Tenant will be with Landlord's consent, will not be terminable by Tenant in any event or circumstance and will otherwise be subject to the provisions of section 29 of this Lease.

26.      SUBORDINATION.

         26.1 EFFECT OF SUBORDINATION. This Lease, and any Option (as defined below) granted hereby, upon Landlord's written election, shall be subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. At the request of any mortgagee, trustee or ground lessor, Tenant shall attorn to such person or entity. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event of the foreclosure of a security device, the new owner shall not (a) be liable for any act or omission of any prior landlord or with respect to events occurring prior to its acquisition of title unless such act or omission constitutes a default by the Landlord under the Lease, the default continues to exist after the new owner acquires title to the Premises, the default can be cured by the new owner after it acquires title to the Premises and the new owner is given the opportunity, after written notice of default from Tenant, to cure the default in accordance with section 16.3, (b) be liable for the breach of this Lease by any prior landlord, (c) be subject to any offsets or defenses which Tenant may have against the prior landlord or (d) be liable to Tenant for the return of its security deposit.

         26.2 EXECUTION OF DOCUMENTS. Tenant agrees to execute and acknowledge any commercially reasonable documents Landlord requests Tenant execute to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder. 27. OPTIONS.

         27.1 DEFINITION. As used in this Lease, the word "OPTION" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises, (3) the right or option to terminate this Lease prior to its expiration date or to reduce the size of the Premises and (4) the option to extend set forth in the addendum to this Lease. Any Option granted to Tenant by Landlord must be evidenced by a written option agreement attached to this Lease as a rider or addendum or said option shall be of no force or effect.

         27.2 OPTIONS PERSONAL. Each Option granted to Tenant in this Lease, if any, is personal to the original Tenant and may be exercised only by the original Tenant while occupying the entire Premises and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant, including, without limitation, any transferee approved by Landlord in section 15. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise. If at any time an Option is exercisable by Tenant, the Lease has been assigned or a sublease exists as to any portion of the Premises, the Option shall be deemed null and void and neither Tenant nor any assignee or subtenant shall have the right to exercise the Option.

         27.3 MULTIPLE OPTIONS. In the event that Tenant has multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Option to extend or renew this Lease has been so exercised.

         27.4 EFFECT OF DEFAULT ON OPTIONS. Tenant shall have no right to exercise an Option (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to section 16.1 and continuing until the noncompliance alleged in said notice of default is cured, or (ii) if Tenant is in default of any of the terms, covenants or conditions of this Lease. The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of this section.

         27.5 LIMITATIONS ON OPTIONS. Notwithstanding anything to the contrary contained in any rider or addendum to this Lease, any options, rights of first refusal or rights of first offer granted hereunder shall be subject and secondary to Landlord's right to first offer and lease any such space to any tenant who is then occupying or leasing such space at the time the space becomes available for leasing and shall be subject and subordinated to any other options, rights of first refusal or rights of first offer previously given to any other person or entity.

         27.6 GUARANTEES. Notwithstanding anything to the contrary contained in any rider or addendum to this Lease, Tenant's right to exercise and the effectiveness of an Option is conditioned upon Landlord's receipt from any prior tenant that has not been expressly released from liability under this Lease, and any guarantor of any obligation of Tenant under this Lease, of a written agreement reaffirming such person's obligations under this Lease or the guaranty, as modified by Tenant's exercise of the Option.

28. LANDLORD RESERVATIONS. Landlord shall have the right: (a) to change the name and address of the Building upon not less than ninety (90) days prior written notice and (b) to place signs, notices or displays upon the roof, interior, exterior of the




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

Building. Landlord reserves the right to use the exterior walls of the Premises, and the area beneath, adjacent to and above the Premises together with the right to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring through the Premises, which serve other real property provided that Landlord's use does not unreasonably interfere with Tenant's use of the Premises.

29. HOLDING OVER. If Tenant remains in possession of the Premises or any part thereof after the expiration or earlier termination of the term hereof with Landlord's consent, such occupancy shall be a tenancy from month to month upon all the terms and conditions of this Lease pertaining to the obligations of Tenant, except that the Base Rent payable shall be the greater of (a) two hundred percent (200%) of the Base Rent payable immediately preceding the termination date of this Lease or (b) one hundred twenty-five percent (125%) of the fair market Base Rent for the Premises as of the date Tenant holds over, and all Options, if any, shall be deemed terminated and be of no further effect. If Tenant remains in possession of the Premises or any part thereof, after the expiration of the term hereof without Landlord's consent, Tenant shall, at Landlord's option, be treated as a tenant at sufferance or a trespasser. Nothing contained herein shall be construed to constitute Landlord's consent to Tenant holding over at the expiration or earlier termination of the Lease term or to give Tenant the right to hold over after the expiration or earlier termination of the Lease term. Tenant hereby agrees to indemnify, hold harmless and defend Landlord from any cost, loss, claim or liability (including attorneys' fees) Landlord may incur as a result of Tenant's failure to surrender possession of the Premises to Landlord upon the termination of this Lease.

30.      LANDLORD'S ACCESS.

         30.1 ACCESS. Landlord and Landlord's agents, contractors and employees shall have the right to enter the Premises at reasonable times upon advance notice to Tenant (except in the case of an emergency, where no notice shall be required) for the purpose of inspecting the Premises, performing any services required of Landlord, showing the Premises to prospective purchasers, lenders or tenants, undertaking safety measures and making alterations, repairs, improvements or additions to the Premises. In the event of an emergency, Landlord may gain access to the Premises by any reasonable means, and Landlord shall not be liable to Tenant for damage to the Premises or to Tenant's property resulting from such access. Landlord may at any time place on or about the Building "for sale" or "for lease" signs and Landlord may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises "for lease" signs. When Landlord enters the Premises, Landlord shall endeavor to minimize disruption of Tenant's business operations caused by Landlord's entry.

31. SECURITY MEASURES. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises, and Landlord shall have no liability to Tenant due to its failure to provide such services. Tenant assumes all responsibility for the protection of Tenant, its agents, employees, contractors and invitees and the property of Tenant and of Tenant's agents, employees, contractors and invitees from acts of third parties.

32. EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents within ten (10) days after Landlord's request, and Tenant's failure to do so shall constitute a material default by Tenant. The obstruction of Tenant's view, air or light by any structure erected in the vicinity of the Premises, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

33. TRANSPORTATION MANAGEMENT. Tenant shall fully comply at its sole expense with all present or future programs implemented or required by any governmental or quasi-governmental entity or Landlord to manage parking, transportation, air pollution or traffic in and around the Premises or the metropolitan area in which the Premises is located.

34. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

35. TIME OF ESSENCE. Time is of the essence with respect to each of the obligations to be performed by Tenant and Landlord under this Lease.

36. DEFINITION OF ADDITIONAL RENT. All monetary obligations of Tenant to Landlord under the terms of this Lease, including, but not limited to, Base Rent and late charges shall be deemed to be rent.

37. INCORPORATION OF PRIOR AGREEMENTS. This Lease and the attachments listed in section 1.13 contain all agreements of the parties with respect to the lease of the Premises and any other matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. Except as otherwise stated in this Lease, Tenant hereby acknowledges that no real estate broker nor Landlord nor any employee or agents of any of said persons has made any oral or written warranties or representations to Tenant concerning the condition or use by Tenant of the Premises or concerning any other matter addressed by this Lease.

38. AMENDMENTS. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

39. NOTICES. All notices required or permitted by this Lease shall be in writing and may be delivered (a) in person (by hand, by messenger or by courier service), (b) by U.S. Postal Service regular mail, (c) by U.S. Postal Service certified mail, return receipt requested, (d) by U.S. Postal Service Express Mail, Federal Express or other overnight courier, or (e) by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this section. Any notice permitted or required hereunder, and any notice to pay rent or quit or similar notice, shall be deemed personally delivered to Tenant on the date the notice is personally delivered to any employee of Tenant at the Premises. The addresses set forth in section 1.14 of this Lease shall be the address of each party for notice purposes. Landlord or Tenant may by written notice to the other specify a different address for notice purposes, except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for the purpose of mailing or delivering notices to Tenant. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereinafter designate by written notice to Tenant. A copy of all notices required or permitted to be given to Tenant hereunder shall be concurrently transmitted to The Office of the General Counsel, Jabil Circuit, 10560 9th Street North, St. Petersburg, Florida 33716, or at such other address as Tenant may from time to time hereinafter designate by written notice to Landlord. Any notice sent by regular mail or by certified mail, return receipt requested, shall be deemed given three (3) days after deposited with the U.S. Postal Service. Notices delivered by U.S. Express Mail, Federal Express or other courier shall be deemed given on the date delivered by the carrier to the appropriate party's address for notice purposes. If any notice is transmitted by facsimile transmission, the notice shall be deemed delivered upon telephone confirmation of receipt of the transmission thereof at the appropriate party's address for notice purposes. A copy of all notices delivered to a party by facsimile transmission shall also be mailed to the party on the date the facsimile transmission is completed. If notice is received on Saturday, Sunday or a legal holiday, it shall be deemed received on the next business day. Nothing contained herein shall be construed to limit Landlord's right to serve any notice to pay rent or quit or similar notice by any method permitted by applicable law, and any such notice shall be effective if served in accordance with any method permitted by applicable law whether or not the requirements of this section have been met.

40. WAIVERS. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Landlord or Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. No acceptance by Landlord of partial payment of any sum due from Tenant shall be deemed a waiver by Landlord of its right to receive the full amount due, nor shall any endorsement or statement on any check or accompanying letter from Tenant be deemed an accord and satisfaction.

41. COVENANTS. This Lease shall be construed as though Landlord's covenants contained herein are independent and not dependent and Tenant hereby waives the benefit of any statute to the contrary. All provisions of this Lease to be observed or performed by Tenant are both covenants and conditions.

42. BINDING EFFECT; CHOICE OF LAW. Subject to any provision hereof restricting assignment or subletting by Tenant, this Lease shall bind the parties, their heirs, personal representatives, successors and assigns. This Lease shall be governed by the laws of the state in which the Premises is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Premises is located.

43. ATTORNEYS' FEES. If Landlord or Tenant brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, or appeal thereon, shall be entitled to its reasonable attorneys' fees and court costs to be paid by the losing party as fixed by the court in the same or separate suit, and whether or not such action is pursued to decision or judgment. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees and court costs reasonably incurred in good faith. Landlord shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notices of default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such default. Landlord and Tenant agree that attorneys' fees incurred with respect to defaults and bankruptcy are actual pecuniary losses within the meaning of section 365(b)(1)(B) of the Bankruptcy Code or any successor statute.

44. AUCTIONS. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction or going-out-of-business sale upon the Premises.

45. MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not result in the merger of Landlord's and Tenant's estates and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

46. QUIET POSSESSION. Subject to the other terms and conditions of this Lease, and provided Tenant is not in default hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

47. AUTHORITY. If Tenant is a corporation, trust, limited liability company, limited liability partnership or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity, represents and warrants that such individual is duly authorized to execute and deliver this Lease on behalf of said entity, that said entity is duly authorized to enter into this Lease, and that this Lease is enforceable against said entity in accordance with its terms. If Tenant is a corporation, trust, limited liability company, limited liability partnership or other partnership, Tenant shall deliver to Landlord upon demand evidence of such authority satisfactory to Landlord.

48. CONFLICT. Except as otherwise provided herein to the contrary, any conflict between the printed provisions, exhibits, addenda or riders of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

49. MULTIPLE PARTIES. If more than one person or entity is named as Tenant herein, the obligations of Tenant shall be the joint and several responsibility of all persons or entities named herein as Tenant. Service of a notice in accordance with section 39 on one Tenant shall be deemed service of notice on all Tenants.

50. INTERPRETATION. This Lease shall be interpreted as if it was prepared by both parties, and ambiguities shall not be resolved in favor of Tenant because all or a portion of this Lease was prepared by Landlord. The captions contained in this Lease are for convenience only and shall not be deemed to limit or alter the meaning of this Lease. As used in this Lease, the words tenant and landlord include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine gender.

51. PROHIBITION AGAINST RECORDING. Neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. Landlord shall have the right to record a memorandum of this Lease, and Tenant shall execute, acknowledge and deliver to Landlord for recording any memorandum prepared by Landlord.

52. RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

53. CONFIDENTIALITY. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms hereof could adversely affect the ability of Landlord to negotiate other leases. Tenant agrees that it and its partners, officers, directors, employees, brokers, and attorneys, if any, shall not disclose the terms and conditions of this Lease to any other person or entity without the prior written consent of Landlord, which may be given or withheld by Landlord, in Landlord's sole discretion. It is understood and agreed that damages alone would be an inadequate remedy for the breach of this provision by Tenant, and Landlord shall also have the right to seek specific performance of this provision and to seek injunctive relief to prevent its breach or continued breach.

54. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, COUNTERCLAIM OR CROSS-COMPLAINT IN ANY ACTION, PROCEEDING AND/OR HEARING BROUGHT BY EITHER LANDLORD AGAINST TENANT OR TENANT AGAINST LANDLORD ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE, OR THE ENFORCEMENT OF ANY REMEDY UNDER ANY LAW, STATUTE, OR REGULATION, EMERGENCY OR OTHERWISE, NOW OR HEREAFTER IN EFFECT.

LANDLORD AND TENANT ACKNOWLEDGE THAT THEY HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES. TENANT ACKNOWLEDGES THAT IT HAS BEEN GIVEN THE OPPORTUNITY TO HAVE THIS LEASE REVIEWED BY ITS LEGAL COUNSEL PRIOR TO ITS EXECUTION. PREPARATION OF THIS LEASE BY LANDLORD OR LANDLORD'S AGENT AND SUBMISSION OF SAME TO TENANT SHALL NOT BE DEEMED AN OFFER BY LANDLORD TO LEASE THE PREMISES TO TENANT OR THE GRANT OF AN OPTION TO TENANT TO LEASE THE PREMISES. THIS LEASE SHALL BECOME BINDING UPON

LANDLORD ONLY WHEN FULLY EXECUTED BY BOTH PARTIES AND WHEN LANDLORD HAS DELIVERED A FULLY EXECUTED ORIGINAL OF THIS LEASE TO TENANT.


LANDLORD:                                                       *TENANT:
The Realty Associates Fund IV, L.P., a Delaware limited         Jabil Circuit, Inc., a Delaware corporation
partnership,

By:  Realty Associate Fund IV, LLC, a Massachusetts
     limited liability company, general partner                 By:
                                                                   ----------------------------------------

                                                                   ----------------------------------------
     By:  Realty Associates Advisors LLC, a Delaware                              (PRINT NAME)
          limited liability company, manager
                                                                Its:
                                                                    ----------------------------------------
     By:  Realty Associates Advisors Trust, a Massachusetts                       (PRINT TITLE)
          business trust, sole member


     By:                                                        By:
        ----------------------------------------                   ----------------------------------------
                        Officer
                                                                   ----------------------------------------
                                                                                  (PRINT NAME)

By:  Realty Associates Fund IV Texas Corporation, a             Its:
     Texas corporation, general partner                             ----------------------------------------
                                                                                  (PRINT TITLE)


     By:
          ----------------------------------------




* If Tenant is a corporation, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. The Lease must be executed by the president or vice president and the secretary or assistant secretary, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event, the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

                                   EXHIBIT A

                                    PREMISES

                                [to be attached]

                                   EXHIBIT B

                              VERIFICATION LETTER


         Jabil Circuit, Inc., a Delaware corporation ("TENANT") hereby certifies that it has entered into a lease with The Realty Associates Fund IV, L.P., a Delaware limited partnership ("LANDLORD") and verifies the following information as of the day of _______________, 200_:



                Address of Premises:   ----------------------------------------

                                       ----------------------------------------

          Leasable Area of Premises:   ----------------------------------------

                  Commencement Date:   ----------------------------------------

             Lease Termination Date:   ----------------------------------------

                  Initial Base Rent:   ----------------------------------------

         Billing Address for Tenant:   ----------------------------------------

                                       ----------------------------------------

                          Attention:   ----------------------------------------

                   Telephone Number:   ----------------------------------------

                 Federal Tax ID No.:   ----------------------------------------


         Tenant acknowledges and agrees that all tenant improvements Landlord is obligated to make to the Premises, if any, have been completed to Tenant's satisfaction, that Tenant has accepted possession of the Premises, and that as of the date hereof there exist no offsets or defenses to the obligations of Tenant under the Lease.

                                                      TENANT

                                    Jabil Circuit, Inc., a Delaware corporation



                                    By:
                                       ----------------------------------------

                                       ----------------------------------------
                                                     (PRINT NAME)


                                    Its:
                                        ---------------------------------------
                                                     (PRINT TITLE)


                                     By:
                                        ---------------------------------------

                                        ---------------------------------------
                                                     (PRINT NAME)


                                     Its:
                                         --------------------------------------
                                                     (PRINT TITLE)

                                   EXHIBIT C

                           Form of HazMat Certificate

                              General Information



Name of Responding Company:
                           ----------------------------------------------------

Mailing Address:
                ---------------------------------------------------------------

Signature:
          ---------------------------------------------------------------------

Title:                                   Phone:
      ---------------------------------        --------------------------------

Date:            Age of Facility:            Length of Occupancy:
     ----------                  ----------                      --------------

Major products manufactured and/or activities conducted on the property:


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



Type of Business Activity(ies):                                        Hazardous Materials Activities:
-------------------------------                                        -------------------------------
(check all that apply)                                                 (check all that apply)

          machine shop                                                           degreasing
---------                                                              ---------
          light assembly                                                         chemical/etching/milling
---------                                                              ---------
          research and development                                               wastewater treatment
---------                                                              ---------
          product service or repair                                              painting
---------                                                              ---------
          photo processing                                                       striping
---------                                                              ---------
          automotive service and repair                                          cleaning
---------                                                              ---------
          manufacturing                                                          printing
---------                                                              ---------
          warehouse                                                              analytical lab
---------                                                              ---------
          integrated/printed circuit                                             plating
---------                                                              ---------
          chemical/pharmaceutical product                                        chemical/missing/synthesis
---------                                                              ---------
                                                                                 silkscreen
                                                                       ---------
                                                                                 lathe/mill machining
                                                                       ---------
                                                                                 deionizer water product
                                                                       ---------
                                                                                 photo masking
                                                                       ---------
                                                                                 wave solder
                                                                       ---------
                                                                                 metal finishing
                                                                       ---------




                 HAZARDOUS MATERIALS/WASTE HANDLING AND STORAGE


A.       Are hazardous materials handled on any of your shipping and receiving
         docks in container quantities greater than one gallon?     Yes      No
                                                                ----     ----


B. If Hazardous materials or waste are stored on the premises, please check off the nature of the storage and type(s) of materials below:


         Types of Storage Container                                    Type of Hazardous Materials and/or Waste Stored
         --------------------------                                    -----------------------------------------------
         (list above-ground storage only)

                   1 gallon or 3 liter bottles/cans                              acid
         --------                                                      ---------
                   5 to 30 gallon carboys                                        phenol
         --------                                                      ---------
                   55 gallon drums                                               caustic/alkaline cleaner
         --------                                                      ---------
                   tanks                                                         cyanide
         --------                                                      ---------
                                                                                 photo resist stripper
                                                                       ---------
                                                                                 paint
                                                                       ---------
                                                                                 flammable solvent
                                                                       ---------
                                                                                 gasoline/diesel fuel
                                                                       ---------
                                                                                 nonflammable/chlorinated solvent
                                                                       ---------
                                                                                 oil/cutting fluid
                                                                       ---------



C.       Do you accumulate hazardous waste onsite?     Yes      No
                                                   ----     ----
         If yes, how is it being handled?

                   on-site treatment or recovery
         --------
                   discharged to sewer
         --------
                   hauled offsite           If hauled offsite, by whom
         --------                                                      --------------------------------
                   incineration


D.       Indicate your hazardous waste storage status with Department of Health
         Services:

                   generator
         --------
                   interim status facility
         --------
                   permitted TSDF
         --------
                   none of the above
         --------

                         WASTEWATER TREATMENT/DISCHARGE
                         ------------------------------


A.       Do you discharge industrial wastewater to:

                   sewer
         --------
                   storm drain
         --------
                   surface water
         --------
                   no industrial discharge
         --------

B.       Is your industrial wastewater treated before discharge?     Yes      No
                                                                 ----     ----

         If yes, what type of treatment is being conducted?

                   neutralization
         --------
                   metal hydroxide formation
         --------
                   closed-loop treatment
         --------
                   cyanide destruct
         --------
                   HF treatment
         --------
                   other
         --------


              SUBSURFACE CONTAINMENT OF HAZARDOUS MATERIALS/WASTES
              ----------------------------------------------------

A.       Are buried tanks/sumps being used for any of the following:

                   hazardous waste storage
         --------
                   chemical storage
         --------
                   gasoline/diesel fuel storage
         --------
                   waste treatment
         --------
                   wastewater neutralization
         --------
                   industrial wastewater treatment
         --------
                   none of the above
         --------


B.       If buried tanks are located onsite, indicate their construction:

                   steel                     fiberglass                          concrete
         --------                  --------                            --------
                   inside open vault                           double walled
         --------                                    --------

C.       Are hazardous materials or untreated industrial wastewater transported
         via buried piping to tanks, process areas or treatment areas?     Yes      No
                                                                       ----     ----


D.       Do you have wet floors in your process areas?      Yes      No
                                                        ----     ----

         If yes, name processes:
                                -----------------------------------------------


E.       Are abandoned underground tanks or sumps located on the property?
             Yes      No
         ----     ----


                           HAZARDOUS MATERIALS SPILLS
                           --------------------------

A.       Have hazardous materials ever spilled to:

                   the sewer
         --------
                   the storm drain
         --------
                   onto the property
         --------
                   no spills have occurred
         --------


B.       Have you experienced any leaking underground tanks or sumps?
             Yes      No
         ----     ----

C.       If spills have occurred, were they reported?      Yes      No
                                                       ----     ----

         Check which the government agencies that you contacted regarding the spill(s):

                   Department of Health Services
         --------
                   Department of Fish and Game
         --------
                   Environmental Protection Agency
         --------
                   Regional Water Quality Control Board
         --------
                   Fire Department
         --------



D.       Have you been contacted by a government agency regarding soil or
         groundwater contamination on your site?      Yes      No
                                                  ----     ----

         Do you have exploratory wells onsite?      Yes      No
                                                ----     ----

         If yes, indicate the following:

         Number of wells:            Approximate depth of wells:            Well diameters:
                           ----------                             ----------                 ----------


PLEASE ATTACH ENVIRONMENTAL REGULATORY PERMITS, AGENCY REPORTS THAT APPLY TO
YOUR OPERATION AND HAZARDOUS WASTE MANIFESTS.

Check off those enclosed:

                   Hazardous Materials Inventory Statement, HMIS
         --------
                   Hazardous Materials Management Plan, HMMP
         --------
                   Department of Health Services, Generatory Inspection Report
         --------
                   Underground Tank Registrations
         --------
                   Industrial Wastewater Discharge Permit
         --------
                   Hazardous Waste Manifest
         --------


                                   EXHIBIT D

              ADDENDUM TO STANDARD INDUSTRIAL LEASE (THE "LEASE")
                    DATED THE 16TH DAY OF MAY, 2000 BETWEEN
              THE REALTY ASSOCIATES FUND IV, L.P. ("LANDLORD") AND
                         JABIL CIRCUIT, INC. ("TENANT")


         It is hereby agreed by Landlord and Tenant that the provisions of this Addendum are a part of the Lease. If there is a conflict between the terms and conditions of this Addendum and the terms and conditions of the Lease, the terms and conditions of this Addendum shall control. Capitalized terms in this Addendum shall have the same meaning as capitalized terms in the Lease.

1. Termination Agreement. The Premises is presently occupied by a third party tenant (the "EXISTING TENANT"). Landlord and the Existing Tenant have entered into negotiations for the early termination of the lease of the Existing Tenant. The terms and conditions of the agreement terminating the Existing Tenant's lease must be satisfactory to Landlord, in Landlord's sole and absolute discretion (the "TERMINATION AGREEMENT"). Landlord makes no representation or warranty to Tenant that it will enter into a Termination Agreement with the Existing Tenant, and Landlord shall have no liability to Tenant if an agreement is not reached concerning the termination of the Existing Tenant's lease. If the Existing Tenant refuses to enter into the Termination Agreement on or before June 15, 2000, Landlord or Tenant shall have the right, in Landlord's and Tenant's sole discretion, to elect upon written notice to the other party to terminate this Lease. In the event of such a termination, Landlord shall return to Tenant all advance Base Rent and any security deposit it has previously received from Tenant, and Landlord and Tenant shall have no further obligations to each other under this Lease. Tenant shall have no right to use, occupy or possess any portion of the Premises unless and until Landlord delivers possession of the Premises to Tenant.

2. Option to Extend. Landlord hereby grants to Tenant the option to extend the term of the Lease for one (1) five (5)-year period (the "EXTENSION OPTION") commencing when the initial lease term expires upon each and all of the following terms and conditions:

                  (a) Tenant shall give to Landlord on a date which is prior to the date that the option period would commence (if exercised) by at least one hundred eighty (180) days and not more than two hundred seventy (270) days, a written notice of the exercise of the option to extend the Lease for said additional term, time being of the essence. If said notification of the exercise of said option is not so given and received, this option shall automatically expire.

                  (b) The provisions of section 27 of the Lease apply to this option.

                  (c) All of the terms and conditions of the Lease except where specifically modified by this Addendum section shall apply.

                  (d) The Base Rent payable during the option term shall be the greater of the (i) Market Rate on the date the option term commences or
(ii) the Base Rent payable immediately prior to the commencement of the option term.

                  (e) The term "MARKET RATE" shall mean the annual amount per rentable square foot that a willing, comparable renewal tenant would pay and a willing, comparable landlord of a similar building would accept at arm's length for similar space, giving appropriate consideration to the following matters:
(i) annual rental rates per rentable square foot; (ii) the type of escalation clauses (including, but without limitation, operating expense, real estate taxes, and CPI) and the extent of liability under the escalation clauses (i.e., whether determined on a "net lease" basis or by increases over a particular base year or base dollar amount); (iii) rent abatement provisions reflecting free rent and/or no rent during the lease term; (iv) length of lease term; (v) size and location of premises being leased; and (vi) other generally applicable terms and conditions of tenancy for similar space; provided, however, Tenant shall not be entitled to any tenant improvement or refurbishment allowance. The Market Rate may also designate periodic rental increases, a new Base Year and similar economic adjustments. The Market Rate shall be the Market Rate in effect as of the beginning of the option period, even though the determination may be made in advance of that date, and the parties may use recent trends in rental rates in determining the proper Market Rate as of the beginning of the option period.

                  (f) If Tenant exercises the Extension Option, Landlord shall determine the Market Rate by using its good faith judgment. Landlord shall provide Tenant with written notice of such amount within fifteen (15) days after Tenant exercises its Extension Option. Tenant shall have fifteen
(15) days ("TENANT'S REVIEW PERIOD") after receipt of Landlord's notice of the new rental within which to accept such rental. In the event Tenant fails to accept in writing such rental proposal by Landlord, then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt to agree upon such Market Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Tenant's Review Period ("OUTSIDE AGREEMENT DATE"), then each party shall place in a separate sealed envelope their final proposal as to the Market Rate, and such determination shall be submitted to arbitration in accordance with subsections (i) through
(v) below. In the event that Landlord fails to timely generate the initial notice of Landlord's opinion of the Market Rate, then Tenant may commence such negotiations by providing the initial notice, in which event Landlord shall have fifteen (15) days ("LANDLORD'S REVIEW PERIOD") after receipt of Tenant's notice of the new rental within which to accept such rental. In the event Landlord fails to accept in writing such rental proposed by Tenant, then such proposal shall be deemed rejected, and Landlord and Tenant shall attempt in good faith to agree upon such Market Rate, using their best good faith efforts. If Landlord and Tenant fail to reach agreement within fifteen (15) days following Landlord's Review Period (which shall be, in such event, the "Outside Agreement Date" in lieu of the above definition of such date), then each party shall place in a separate sealed envelope their final proposal as to Market Rate, and such determination shall be submitted to arbitration in accordance with subsections (i) through (v) below.


                            ARBITRATION OF DISPUTES
                            -----------------------

                        (i) LANDLORD AND TENANT SHALL MEET WITH EACH OTHER WITHIN FIVE (5) BUSINESS DAYS AFTER THE OUTSIDE AGREEMENT DATE AND EXCHANGE THEIR SEALED ENVELOPES AND THEN OPEN SUCH ENVELOPES IN EACH OTHER'S PRESENCE. IF LANDLORD AND TENANT DO NOT MUTUALLY AGREE UPON THE MARKET RATE WITHIN ONE
(1) BUSINESS DAY OF THE EXCHANGE AND OPENING OF ENVELOPES, THEN, WITHIN TEN
(10) BUSINESS DAYS OF THE EXCHANGE AND OPENING OF ENVELOPES, LANDLORD AND TENANT SHALL AGREE UPON AND JOINTLY APPOINT A SINGLE ARBITRATOR WHO SHALL BY PROFESSION BE A REAL ESTATE BROKER OR AGENT WHO SHALL HAVE BEEN ACTIVE OVER THE FIVE (5) YEAR PERIOD ENDING ON THE DATE OF SUCH APPOINTMENT IN THE LEASING OF BUILDINGS SIMILAR TO THE PREMISES IN THE GEOGRAPHICAL AREA OF THE PREMISES. NEITHER LANDLORD NOR TENANT SHALL CONSULT WITH SUCH

BROKER OR AGENT AS TO HIS OR HER OPINION AS TO THE MARKET RATE PRIOR TO THE APPOINTMENT. THE DETERMINATION OF THE ARBITRATOR SHALL BE LIMITED SOLELY TO THE ISSUE OF WHETHER LANDLORD'S OR TENANT'S SUBMITTED MARKET RATE FOR THE PREMISES IS THE CLOSEST TO THE ACTUAL MARKET RATE FOR THE PREMISES AS DETERMINED BY THE ARBITRATOR, TAKING INTO ACCOUNT THE REQUIREMENTS FOR DETERMINING MARKET RATE SET FORTH HEREIN. SUCH ARBITRATOR MAY HOLD SUCH HEARINGS AND REQUIRE SUCH BRIEFS AS THE ARBITRATOR, IN HIS OR HER SOLE DISCRETION, DETERMINES IS NECESSARY. IN ADDITION, LANDLORD OR TENANT MAY SUBMIT TO THE ARBITRATOR WITH A COPY TO THE OTHER PARTY WITHIN FIVE (5) BUSINESS DAYS AFTER THE APPOINTMENT OF THE ARBITRATOR ANY MARKET DATA AND ADDITIONAL INFORMATION SUCH PARTY DEEMS RELEVANT TO THE DETERMINATION OF THE MARKET RATE ("RR DATA"), AND THE OTHER PARTY MAY SUBMIT A REPLY IN WRITING WITHIN FIVE (5) BUSINESS DAYS AFTER RECEIPT OF SUCH RR DATA.

                        (ii) THE ARBITRATOR SHALL, WITHIN THIRTY (30) DAYS OF HIS OR HER APPOINTMENT, REACH A DECISION AS TO WHETHER THE PARTIES SHALL USE LANDLORD'S OR TENANT'S SUBMITTED MARKET RATE AND SHALL NOTIFY LANDLORD AND TENANT OF SUCH DETERMINATION.

                        (iii) THE DECISION OF THE ARBITRATOR SHALL BE FINAL AND BINDING UPON LANDLORD AND TENANT.

                        (iv) IF LANDLORD AND TENANT FAIL TO AGREE UPON AND APPOINT AN ARBITRATOR, THEN THE APPOINTMENT OF THE ARBITRATOR SHALL BE MADE BY THE PRESIDING JUDGE OF THE SUPERIOR COURT IN THE COUNTY IN WHICH THE PREMISES IS LOCATED, OR, IF HE OR SHE REFUSES TO ACT, BY ANY JUDGE HAVING JURISDICTION OVER THE PARTIES.

                        (v) THE COST OF THE ARBITRATION SHALL BE PAID BY LANDLORD AND TENANT EQUALLY.

         NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

               -------------------       -----------------
               (Landlord initials)       (Tenant initials)

3. Tenant Improvements. Tenant accepts the Premises in its "as is" condition, subject to Landlord (a) delivering the Premises to Tenant with the plumbing in working order and (b) completing the following improvements, at Landlord's sole cost and expense, using materials, equipment and procedures acceptable to Landlord, in Landlord's sole discretion:

                  (a)   replace the existing roof membrane over the Premises;
and

                  (b) replace each of the existing HVAC units on the roof of the Premises.

The work described in sections 3(a) and (b) above is hereinafter referred to as the "IMPROVEMENTS." Landlord shall use commercially reasonable efforts to substantially complete the Improvements within sixty (60) days after the Commencement Date (the "COMPLETION DATE"). If Landlord fails to substantially complete the Improvements on or before the Completion Date, Tenant shall receive one (1) day of abated Base Rent for each day after the Completion Date that the Improvements are not substantially completed, and Landlord shall have no other liability to Tenant for its failure to substantially complete the Improvements on or before the Completion Date. The initial term of this Lease shall be extended for one (1) day for each day Tenant receives abated Base Rent pursuant to the previous sentence. The Base Rent payable for the extended Lease term shall be prorated on a daily basis using the Base Rent due for the 86th month of the initial Lease Term. Tenant acknowledges and agrees that the construction of the Improvements (the "CONSTRUCTION ACTIVITIES") may be completed by Landlord, from time to time, while Tenant is completing its tenant improvements and/or is occupying the Premises and that such activities may disrupt the completion by Tenant of its tenant improvements and Tenant's business operations. Tenant shall not complete its tenant improvements in a manner that will hinder, delay or increase the cost of the Improvements. Landlord shall use reasonable efforts to keep Tenant informed of Landlord's construction schedule. Landlord's contractors shall have the right to enter the Premises from time to time to facilitate the completion of the Improvements.

4. Signage. Notwithstanding anything to the contrary contained in the Lease, Tenant shall have the right to place one exterior sign containing Tenant's name on the exterior of the Premises (the "SIGN") subject to the following terms and conditions: (a) the size, design, color, graphics and location of the Sign shall be subject to Landlord's reasonable approval and (b) the City of San Jose shall approve the Sign. Landlord makes no representation or warranty to Tenant that the City of San Jose will approve any sign. All costs and expenses associated with the purchase, installation and maintenance of the Sign shall be paid by Tenant, at Tenant's sole cost and expense, and Tenant shall remove the Sign and repair any damages to the Premises caused by such removal at the end of the term of the Lease.

5. Abatement of Rent Due to Loss of Use of Premises . In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for five (5) consecutive business days or ten (10) days in any twelve
(12) month period (the "ELIGIBILITY PERIOD") as a result of any damage or destruction to the Premises or any repair, maintenance or alteration performed by Landlord to the Premises after the Commencement Date and required to be performed by Landlord by the Lease, which substantially interferes with Tenant's use of the Premises, or any failure to provide services or access to the Premises due to Landlord's negligence or default, then Tenant's Base Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the leasable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total leasable area of the Premises. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises in not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant in so prevented from effectively conducting its business therein, the Base Rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the Base Rent allocable to such reoccupied portion, based on the proportion that the leasable area of such reoccupied portion of the Premises bears to the total leasable area of the Premises, shall be payable by Tenant from the date such business operations commence.

         IN WITNESS WHEREOF, the parties hereto have respectively executed this Addendum.


LANDLORD:                                                       *TENANT:

The Realty Associates Fund IV, L.P., a Delaware limited         Jabil Circuit, Inc., a Delaware corporation
partnership,

By:  Realty Associate Fund IV, LLC, a Massachusetts
       limited liability company, general partner               By:
                                                                   ----------------------------------------

                                                                   ----------------------------------------
     By:  Realty Associates Advisors LLC, a Delaware                               (PRINT NAME)
          limited liability company, manager
                                                                Its:
                                                                    ---------------------------------------
     By:  Realty Associates Advisors Trust, a Massachusetts                        (PRINT TITLE)
          business trust, sole member


     By:                                                        By:
        ----------------------------------------                   ----------------------------------------

        ----------------------------------------                   ----------------------------------------
                         Officer                                                   (PRINT NAME)

By:  Realty Associates Fund IV Texas Corporation, a             Its:
     Texas corporation, general partner                             ---------------------------------------
                                                                                   (PRINT TITLE)


     By:
        ----------------------------------------
